                                                                    Exhibit 10.1
________________________________________________________________________________



                                UNITED USN, INC.

                                  $46,000,000

                   9% CONVERTIBLE SUBORDINATED NOTES DUE 2004



                      ___________________________________

                                   INDENTURE

                         DATED AS OF SEPTEMBER 30, 1996

                      ____________________________________


                         HARRIS TRUST AND SAVINGS BANK,

                                    TRUSTEE


________________________________________________________________________________

                             CROSS-REFERENCE TABLE

     Reconciliation and tie between the Trust Indenture Act of 1939, as amended, and the Indenture, dated as of September 30, 1996

Trust Indenture                                                    Indenture
Act Section                                                        Section
-----------                                                        --------
 (S)310(a)(1)..................................................     7.10
       (a)(2) .................................................     7.10
       (a)(3) .................................................     N.A.
       (a)(4) .................................................     N.A.
       (a)(5) .................................................     7.10
       (b)   ..................................................     7.08; 7.10
       (c)   ..................................................     N.A.
 (S)311(a)   ..................................................     7.11
       (b)   ..................................................     7.11
       (c)   ..................................................     N.A.
 (S)312(a)   ..................................................     7.06(a);
             ..................................................     7.06(b)
       (b)   ..................................................     7.06(c)
       (c)   ..................................................     7.06(d)
 (S)313(a)   ..................................................     7.06(e)
       (b)   ..................................................     N.A.
       (c)   ..................................................     7.06(e);
             ..................................................     7.06(f)
       (d)   ..................................................     7.06
 (S)314(a)   ..................................................     4.11; 4.12
       (b)   ..................................................     N.A
       (c)(1)  ................................................     1.04; 12.03
       (c)(2)  ................................................     1.04; 2.02;
              .................................................     12.03
       (c)(3)  ................................................     N.A.
       (d)    .................................................     4.22
       (e)    .................................................     12.04
       (f)    .................................................     4.12
 (S)315(a)    .................................................     7.01(b)
       (b)    .................................................     7.05(a)
       (c)    .................................................     7.01(a)
       (d)    .................................................     7.01(c)
       (e)    .................................................     6.10
 (S)316(a)    .................................................     2.08
       (a)(1)(A) ..............................................     6.05
       (a)(1)(B) ..............................................     6.04
       (a)(2)  ................................................     N.A.
       (b)    .................................................     6.07
       (c)    .................................................     9.05
 (S)317(a)(1) .................................................     6.03
       (a)(2)  ................................................     6.08
       (b)    .................................................     2.04
 (S)318(a)    .................................................     12.01

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....................    1
   SECTION 1.01.  Definitions..............................................    1
   SECTION 1.02.  Incorporation by Reference of Trust
          Indenture Act....................................................   22
   SECTION 1.03.  Rules of Construction....................................   23
   SECTION 1.04.  Form of Documents Delivered to Trustee...................   23
   SECTION 1.05.  Acts of Holders..........................................   24

ARTICLE II

THE CONVERTIBLE NOTES......................................................   27
   SECTION 2.01.  Form and Dating..........................................   27
   SECTION 2.02.  Execution and Authentication.............................   29
   SECTION 2.03.  Registrar and Paying Agent...............................   30
   SECTION 2.04.  Paying Agent to Hold Money in Trust......................   31
   SECTION 2.05.  Global Convertible Notes.................................   32
   SECTION 2.06.  Transfer and Exchange....................................   32
   SECTION 2.07.  Replacement Convertible Notes............................   35
   SECTION 2.08.  Outstanding Convertible Notes............................   36
   SECTION 2.09.  Temporary Convertible Notes..............................   37
   SECTION 2.10.  Cancellation.............................................   38
   SECTION 2.11.  Payment of Interest; Interest Rights
          Preserved........................................................   38
   SECTION 2.12.  Authorized Denominations.................................   39
   SECTION 2.13.  Computation of Interest, etc.............................   39
   SECTION 2.14.  Persons Deemed Owners....................................   40
   SECTION 2.15.  CUSIP Numbers............................................   40

ARTICLE III

REDEMPTION.................................................................   40
   SECTION 3.01.  Notice to Trustee........................................   40
   SECTION 3.02.  Selection of Convertible Notes to be
          Redeemed.........................................................   40
   SECTION 3.03.  Notice of Redemption.....................................   41
   SECTION 3.04.  Effect of Notice of Redemption...........................   42
   SECTION 3.05.  Deposit of Redemption Price..............................   43
   SECTION 3.06.  Convertible Notes Redeemed in Part.......................   43
   SECTION 3.07.  Optional Redemption......................................   44

ARTICLE IV

COVENANTS..................................................................   44
   SECTION 4.01.  Payment of Convertible Notes.............................   44
   SECTION 4.02.  Maintenance of Office or Agency..........................   44
   SECTION 4.03.  Money for the Convertible Note Payments to
          be Held in Trust.................................................   45

   SECTION 4.04.  Corporate Existence......................................   46
   SECTION 4.05.  Maintenance of Property..................................   46
   SECTION 4.06.  Payment of Taxes and Other Claims........................   46
   SECTION 4.07.  Repurchase at the Option of Holders upon a
          Change of Control................................................   46
   SECTION 4.08.  Limitation on Asset Sales................................   49
   SECTION 4.09.  Limitation on Issuance of Guarantees by
          Restricted Subsidiaries..........................................   54
   SECTION 4.10.  Restricted and Unrestricted Subsidiaries.................   55
   SECTION 4.11.  Reports..................................................   55
   SECTION 4.12.  Compliance Certificate; Notice of Default or
          Event of Default.................................................   55
   SECTION 4.13.  Issuance of Convertible Note Contingent
          Warrants.........................................................   56
   SECTION 4.14.  Repurchase at the Option of Holders upon a
          Termination of Trading...........................................   57
   SECTION 4.15.  Additional Invested Equity...............................   59

ARTICLE V

CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER.......................   59
   SECTION 5.01.  Merger, Consolidation or Sale of Assets..................   59
   SECTION 5.02.  Successor Corporation Substituted........................   60

ARTICLE VI

DEFAULTS AND REMEDIES......................................................   61
   SECTION 6.01.  Events of Default........................................   61
   SECTION 6.02.  Acceleration.............................................   63
   SECTION 6.03.  Other Remedies...........................................   65
   SECTION 6.04.  Waiver of Existing Defaults..............................   66
   SECTION 6.05.  Control by Majority......................................   66
   SECTION 6.06.  Limitation on Suits......................................   67
   SECTION 6.07.  Rights of Holders to Receive Payment.....................   67
   SECTION 6.08.  Trustee May File Proofs of Claim.........................   68
   SECTION 6.09.  Priorities...............................................   69
   SECTION 6.10.  Undertaking for Costs....................................   69
   SECTION 6.11.  Waiver of Usury, Stay or Extension Laws..................   70
   SECTION 6.12.  Trustee May Enforce Claims Without
          Possession of the Convertible Notes..............................   70
   SECTION 6.13.  Restoration of Rights and Remedies.......................   70
   SECTION 6.14.  Rights and Remedies Cumulative...........................   70
   SECTION 6.15.  Delay or Omission Not Waiver.............................   71

ARTICLE VII

TRUSTEE....................................................................   71
   SECTION 7.01.  Duties of Trustee........................................   71
   SECTION 7.02.  Rights of Trustee........................................   72
   SECTION 7.03.  Individual Rights of Trustee.............................   73
   SECTION 7.04.  Trustee's Disclaimer.....................................   73
   SECTION 7.05.  Notice of Defaults.......................................   74

   SECTION 7.06.  Preservation of Information; Reports by
          Trustee to Holders...............................................   74
   SECTION 7.07.  Compensation and Indemnity...............................   75
   SECTION 7.08.  Replacement of Trustee...................................   76
   SECTION 7.09.  Successor Trustee by Merger..............................   78
   SECTION 7.10.  Eligibility; Disqualification............................   79
   SECTION 7.11.  Preferential Collection of Claims Against
          Company..........................................................   80

ARTICLE VIII

DEFEASANCE.................................................................   80
   SECTION 8.01.  Company's Option to Effect Legal Defeasance
          or Covenant Defeasance...........................................   80
   SECTION 8.02.  Legal Defeasance and Discharge...........................   80
   SECTION 8.03.  Covenant Defeasance......................................   81
   SECTION 8.04.  Conditions to Defeasance or Covenant
          Defeasance.......................................................   81
   SECTION 8.05.  Deposited Money and U.S. Government
          Obligations to be Held in Trust; Miscellaneous
          Provisions.......................................................   83
   SECTION 8.06.  Reinstatement............................................   83

ARTICLE IX

AMENDMENTS.................................................................   84
   SECTION 9.01.  Without Consent of Holders...............................   84
   SECTION 9.02.  With Consent of Holders..................................   85
   SECTION 9.03.  Effect of Supplemental Indentures........................   86
   SECTION 9.04.  Compliance with Trust Indenture Act......................   86
   SECTION 9.05.  Revocation and Effect of Consents and
          Waivers..........................................................   86
   SECTION 9.06.  Notation on or Exchange of Convertible Notes.............   87
   SECTION 9.07.  Trustee to Execute Supplemental Indentures...............   87
   SECTION 9.08.  Solicitation of Consents.................................   88

ARTICLE X

CONVERTIBLE NOTE GUARANTEES................................................   89
   SECTION 10.01. Convertible Note Guarantees..............................   89
   SECTION 10.02. Limitation of Guarantor's Liability......................   92
   SECTION 10.03. Execution and Delivery of Convertible Note
          Guarantees.......................................................   92
   SECTION 10.04. When a Guarantor May Merge, etc..........................   93
   SECTION 10.05. Release of a Guarantor...................................   93

ARTICLE XI

SUBORDINATION OF CONVERTIBLE NOTES AND CONVERTIBLE NOTE
GUARANTEES.................................................................   94
   SECTION 11.01. Convertible Notes and Convertible Note
          Guarantees Subordinated to Senior Indebtedness...................   94

   SECTION 11.02. Payment Over of Proceeds Upon Dissolution,
          etc..............................................................   94
   SECTION 11.03. Prior Payment to Senior Indebtedness upon
          Acceleration of Convertible Notes.        .......................   96
   SECTION 11.04. No Payment When Senior Indebtedness in
          Default..........................................................   96
   SECTION 11.05. Payment Permitted If No Default..........................   97
   SECTION 11.06. Subrogation to Rights of Holders of Senior
          Indebtedness.....................................................   98
   SECTION 11.07. Provisions Solely to Define Relative Rights..............   98
   SECTION 11.08. Trustee to Effectuate Subordination......................   98
   SECTION 11.09. No Waiver of Subordination Provisions....................   98
   SECTION 11.10. Notice to Trustee........................................   99
   SECTION 11.11. Reliance on Judicial Order or Certificate of
          Liquidating Agent................................................  100
   SECTION 11.12. Trustee Not Fiduciary for Holders of Senior
          Indebtedness.....................................................  101
   SECTION 11.13. Rights of Trustee as Holder of Senior
          Indebtedness; Preservation of Trustee's Rights...................  101
   SECTION 11.14. Article Applicable to Paying Agents......................  101
   SECTION 11.15. Certain Conversions Deemed Payment.......................  101

ARTICLE XII

CONVERSION OF CONVERTIBLE NOTES............................................  102
   SECTION 12.01. Conversion Privilege and Conversion Price................  102
   SECTION 12.02. Exercise of Conversion Privileges........................  103
   SECTION 12.03. Fractions of Shares......................................  104
   SECTION 12.04. Adjustment of Conversion Price...........................  105
   SECTION 12.05. Notice of Adjustments of Conversion Price................  114
   SECTION 12.06. Notice of Certain Corporate Action.......................  115
   SECTION 12.07. Company to Reserve Common Stock..........................  116
   SECTION 12.08. Taxes on Conversions.....................................  116
   SECTION 12.09. Covenant as to Common Stock..............................  116
   SECTION 12.10. Cancellation of Converted Convertible Notes..............  116
   SECTION 12.11. Provisions as to Consolidation, Merger or
          Sale of Assets...................................................  117

ARTICLE XIII

SATISFACTION AND DISCHARGE.................................................  118
   SECTION 13.01. Satisfaction and Discharge...............................  118
   SECTION 13.02. Application of Trust Money...............................  119
   SECTION 13.03. Repayment to the Company.................................  119
   SECTION 13.04. Reinstatement............................................  120

ARTICLE XIV

MISCELLANEOUS..............................................................  120
   SECTION 14.01.  Trust Indenture Act Controls............................  120
   SECTION 14.02.  Notices.................................................  120
   SECTION 14.03.  Certificate and Opinion as to Conditions
          Precedent........................................................  121

   SECTION 14.04.  Statements Required in Certificate or
          Opinion..........................................................  121
   SECTION 14.05.  Communications by Holders with Other Holders............  121
   SECTION 14.06.  Rules by Trustee, Paying Agent and Registrar............  122
   SECTION 14.07.  Payments on Business Days...............................  122
   SECTION 14.08.  Governing Law...........................................  122
   SECTION 14.09.  No Recourse Against Others..............................  122
   SECTION 14.10.  Successors..............................................  122
   SECTION 14.11.  Counterparts............................................  122
   SECTION 14.12.  Table of Contents; Headings.............................  122
   SECTION 14.13.  Severability............................................  123
   SECTION 14.14.  Further Instruments and Acts............................  123
   SECTION 14.15.  Independent Covenants...................................  123

EXHIBIT A FORM OF GLOBAL CONVERTIBLE NOTE
EXHIBIT B FORM OF CERTIFICATED CONVERTIBLE NOTE
EXHIBIT C REGISTRATION RIGHTS AGREEMENT
EXHIBIT D WARRANT AGREEMENT

SCHEDULE A
EXISTING AGREEMENTS OR STOCK OPTIONS
INVOLVING COMMON STOCK

     INDENTURE, dated as of September 30, 1996, between UNITED USN, INC., a Delaware corporation (the "Company"), having its principal office at 10 South Riverside Plaza, Suite 410, Chicago, Illinois 60606-3709, and HARRIS TRUST AND SAVINGS BANK, as trustee hereunder (the "Trustee"), having its Corporate Trust Office at 311 West Monroe, Chicago, Illinois 60606.


                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation and issue of its 9% Convertible Subordinated Notes due 2004 (the "Convertible Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor), the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Convertible Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid instrument of the Company, in accordance with their respective terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and the purchase of the Initial Convertible Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Convertible Notes, as follows:


                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01.  Definitions.  For all purposes of this Indenture, except as
                    -----------
otherwise expressly provided or unless the context otherwise requires:

     "Accreted Value" means, with respect to the Convertible Notes, for any
      --------------
Specified Date, the amount provided below for each $1,000 principal amount at Stated Maturity of the Convertible Notes:

          (a) If the Specified Date occurs on one of the following dates (each a "Semi-Annual Accrual Date"), the Accreted Value will equal the amount set forth below for such Semi-Annual Accrual Date:

          Semi-Annual Accrual Date        Accreted Value
          ------------------------        --------------
          March 30, 1997..................   $  802.45
          September 30, 1997..............      838.56
          March 30, 1998..................      876.30
          September 30, 1998..............      915.73
          March 30, 1999..................      956.94
          September 30, 1999..............    1,000.00

          (b) if the Specified Date occurs before the first Semi-Annual Accrual Date, the Accreted Value will equal the sum of (i) $767.90 and (ii) an amount equal to the product of (y) the Accreted Value of the first Semi-Annual Accrual Date less the original issue price multiplied by (z) a fraction, the numerator of which is the number of days from the Issue Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days elapsed from the Issue Date to the first Semi-Annual Accrual Date, using a 360-day year of twelve 30-day months;

          (c) if the Specified Date occurs between two Semi-Annual Accrual Dates, the Accreted Value will equal the sum of (i) the Accreted Value for the Semi-Annual Accrual Date immediately preceding such Specified Date and
     (ii) an amount equal to the product of (y) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Accrual Date multiplied by (z) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

          (d) if the Specified Date occurs after the last Semi-Annual Accrual Date, the Accreted Value will equal $1,000.

     "Acquired Indebtedness" means, with respect to any specified Person,
      ---------------------
Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, but excluding Indebtedness which is extinguished, retired or repaid in connection with such Person merging with or into or becoming a Subsidiary of such specified Person.

     "Act" when used with respect to any Holder, has the meaning set forth in
      ---
Section 1.05 hereof.

     "Additional Invested Equity" means the net cash proceeds from the sale to
      --------------------------
Persons, other than the Holders of the Convertible Notes, of Capital
Stock not maturing and not
redeemable prior to September 30, 2004; provided that the terms of any such
                                        --------
Capital Stock do not provide for any redemption or repurchase, whether pursuant to a sinking fund or otherwise, or permit any cash dividend prior to the Stated Maturity of the Convertible Notes.

     "Additional Warrants" means the Additional Warrants which may be issued
      -------------------
pursuant to Section 4.15 hereof and the Warrant Agreement if the Company does not achieve consolidated total revenues (calculated in accordance with GAAP) of at least $8,500,000 for the period from June 1, 1997 through June 30, 1997 and if, among other things, by September 30, 1997, the Company has not either consummated a Qualified Public Offering or been sold pursuant to a Qualified Sale of the Company.

     "Adjusted Net Assets" of a Guarantor at any date means the amount by which
      -------------------
the fair value of the assets and Property of such Guarantor exceeds the total amount of liabilities, including without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date.

     "Affiliate" means, as to any Person, any other Person which directly or
      ---------
indirectly controls, or is under common control with, or is controlled by, such Person; provided that each Unrestricted Subsidiary shall be deemed to be an Affiliate of the Company and of each other Subsidiary of the Company; provided
                                                                      --------
that any lender under a Credit Facility shall not be deemed to be an Affiliate solely as the result of the Credit Facility; and provided, further, that neither
                                                 --------  -------
the Company nor any of its Wholly-Owned Restricted Subsidiaries shall be deemed to be Affiliates of each other. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), and as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise; provided that
                                                                  --------
beneficial ownership of 10% or more of the Voting Stock of a Person (on a fully diluted basis) shall be deemed to be control.

     "Agent Member" has the meaning set forth in Section 2.05(a) hereof.
      ------------

     "Asset Sale" means, with respect to any Person, any transfer,
      ----------
conveyance, sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger) by such Person or any of its Restricted Subsidiaries to any Person other than to such Person or a Restricted Subsidiary of such Person, in one transaction or a series of related transaction actions (each hereinafter referred to as a "Disposition"), of (a) Capital Stock of or other equity interests in any Restricted Subsidiary (other than director's qualifying shares) except as provided in clause (iv) of this definition, (b) all or substantially all of the assets of any division or line of business of such Person or of any of the Restricted Subsidiaries or (c) Property or assets of such Person or any of its Restricted Subsidiaries, the Fair Market Value of which exceeds $500,000, other than (i) a Disposition of Property in the ordinary course of business and consistent with industry practice, (ii) a Disposition of Eligible Cash Equivalents, (iii) a Disposition that constitutes a Restricted Payment permitted under Section 4.13 of the Senior Note Indenture as in effect on the Issue Date,
(iv) a Disposition of no more than 10 percent of the Capital Stock of USN Solutions on a fully diluted basis pursuant to the exercise of the USN Solutions Option, (v) a Disposition by the Company in connection with a transaction permitted under Article V hereof and (vi) contribution of assets to any Unrestricted Subsidiary constituting an Investment otherwise permitted under the Senior Note Indenture as in effect on the Issue Date.

     "Asset Sale Offer" has the meaning set forth in Section 4.08(c) hereof.
      ----------------

     "Asset Sale Payment Date" has the meaning set forth in Section 4.08(d)(ii)
      -----------------------
hereof.

     "Asset Sale Purchase Price" has the meaning set forth in Section 4.08(c)
      -------------------------
hereof.

     "Board of Directors" means, with respect to any Person, the Board of
      ------------------
Directors (or similar governing body) of such Person or any committee of the Board of Directors (or similar governing body) duly authorized to act on behalf of such Board of Directors (or similar governing body).

     "Board Resolution" means a duly adopted resolution of the Board of
      ----------------
Directors of a Person in full force and effect at the time of determination and certified as such by the Secretary or an Assistant Secretary of such Person.

     "BT" means BT Capital Partners, Inc.
      --

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
that is not a day on which banking institutions in The City of New York or the City of Chicago are authorities authorized or obligated by law, executive order or regulation to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent
      ------------------------
or other payment amounts under a lease of (or other Indebtedness arrangement conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person prepared in accordance with GAAP and the Stated Maturity thereof shall be the date of the last payment of rent or any amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" in any Person means any and all shares, interests,
      -------------
participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than Indebtedness convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

     "Cash Proceeds" means, with respect to any Asset Sale or issuance or sale
      -------------
of Capital Stock by any Person, the aggregate consideration received in respect of such sale or issuance by such Person in the form of cash and Eligible Cash Equivalents; provided that with regard to an Asset Sale, any liabilities (as
             --------
shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Convertible Notes or Convertible Note Guarantees, if any) which are assumed by the transferee of any such assets and from which the Company and such Restricted Subsidiary are completely released shall be deemed Cash Proceeds.

     "Certificated Convertible Notes" means the Certificated Convertible Notes
      ------------------------------
issued in definitive, fully registered form to beneficial owners of interests in the Global Convertible Note pursuant to Section 2.06(b) hereof.

     "Change of Control" shall be deemed to occur if (i) the sale, conveyance,
      -----------------
transfer or lease (other than to the Company or any Wholly-Owned Restricted Subsidiary of the Company), whether direct or indirect, of all or substantially all of the assets of the Company or of the Company and its Restricted Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act) shall have occurred; or (ii) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permit ted Holder or Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35 percent of the total voting power of all classes of the Voting Stock of the Company (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis, and such voting power percentage is greater than or equal to the total voting power percentage then beneficially owned by the Permitted Holders in the aggregate; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     "Change of Control Offer" has the meaning set forth in Section 4.07(a)
      -----------------------
hereof.

     "Change of Control Payment Date" has the meaning set forth in Section
      ------------------------------
4.07(b)(ii) hereof.

     "Change of Control Purchase Price" has the meaning set forth in Section
      --------------------------------
4.07(a) hereof.

     "Chase" means Chase Capital Partners.
      -----

     "CIBC" means CIBC Wood Gundy Ventures, Inc.
      ----

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per
      --------------------
share, of the Company.

     "clearing agency" has the meaning set forth in Section 3(a)(23) of the
      ---------------
Exchange Act.

     "Closing Price" on any Trading Day with respect to the per share price of
      -------------
any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system but the issuer is a Foreign Issuer (as defined in Rule 3b-4(b) under the Exchange
Act) and the principal securities exchange on which such shares are listed or admitted to trading is a Designated Offshore Securities Market (as defined in Rule 902(a) under the Securities Act), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose and is reasonably acceptable to the Trustee.

     "Commission" means the United States Securities and Exchange Commission, as
      ----------
from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

     "Common Stock" means any stock of any class of any Person which has no
      ------------
preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such Person and which is not subject to redemption by such Person, including, without limitation, the Company's Class A Common Stock, $.01 par value. However, subject to the provisions of Section 12.11, shares issuable on conversion of the Convertible Notes shall include only shares of the class designated as Class A Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided
                                                                    --------
that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the propor-tion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company"  means the party named as such in the preamble to this Indenture
      -------
until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means such successor.

     "Company Order" means a written order signed in the name of the Company by
      -------------
(i) its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, a Vice Chairman or a Vice President, and (ii) its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

     "Consolidated Net Worth" of any Person means the consolidated ed
      ----------------------
stockholders' equity of such Person and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP, less amounts attributable to Disqualified Stock of such Person.

     "Constituent Person" has the meaning set forth in Section 12.11 hereof.
      ------------------

     "Conversion Price" has the meaning set forth in Section 12.01 hereof.
      ----------------

     "Conversion Reset" has the meaning set forth in Section 12.01 hereof.
      ----------------

     "Conversion Reset Price" has the meaning set forth in Section 12.01 hereof.
      ----------------------

     "Convertible Note Contingent Warrants" means the Convertible Note
      ------------------------------------
Contingent Warrants to be issued by the Company to Holders of Convertible Notes pursuant to the Warrant Agreement in the event that the Company has not, on or prior to September 30, 1999, (i) consummated a Qualified Public Offering or (ii) been sold pursuant to a Qualified Sale of the Company.

     "Convertible Note Guarantee" means a guarantee of the payment of the
      --------------------------
Convertible Notes in the form of a supplemental indenture to this Indenture to be executed and delivered by a Restricted Subsidiary, if and as required by and pursuant to Section 4.10 hereof.

     "Convertible Note Shares Shelf Registration Agreement" means the
      ----------------------------------------------------
Convertible Note Shares Shelf Registration Statement of the Company pursuant to the provisions of the Registration Rights Agreement that covers the issuance, or to the extent not permitted by applicable law, the resale of all shares of Common Stock issuable upon the conversion of the Convertible Notes to the extent and in the manner provided therein on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, and in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Convertible Note Shelf Registration Statement" means the Convertible Note
      ---------------------------------------------
Shelf Registration Statement of the Company pursuant to the provisions of the Registration Rights Agreement relating to all Convertible Notes which are subject to restrictions on transfer.

     "Convertible Notes" has the meaning set forth in the Recitals of the
      -----------------
Company and more particularly means any of the Convertible Notes authenticated and delivered under this Indenture.

     "Corporate Trust Office"  means the principal office of the Trustee at
      ----------------------
which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this Indenture, located at 311 West Monroe, Chicago, Illinois 60606.

     "Covenant Defeasance" has the meaning set forth in Section 8.03 hereof.
      -------------------

     "Credit Facility" means one or more credit agreements, loan agreements or
      ---------------
similar agreements providing for working capital advances, term loans, letter of credit facilities or similar advances, loans or facilities to the Company, with a bank or syndicate of banks or other financial institutions, as such may be amended, renewed, extended, supplemented, refinanced and replaced or refunded from time to time.

     "Current Market Price" has the meaning set forth in Section 12.04(h)
      --------------------
hereof.

     "Default" means any event, act or condition, the occurrence of which is, or
      -------
after notice or the passage of time or both would be, an Event of Default.

     "Default Amount" has the meaning set forth in Section 6.02 hereof.
      --------------

     "Defaulted Interest" has the meaning set forth in Section 2.11 hereof.
      ------------------

     "Defeasance" has the meaning set forth in Section 8.02 hereof.
      ----------

     "Depositary" means The Depository Trust Company, its nominees, and
      ----------
their respective successors.

     "Disposition" has the meaning set forth in the definition of "Asset Sale"
      -----------
in this Section 1.01.

     "Disqualified Stock" means any Capital Stock which, by its terms (or by the
      ------------------
terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the Stated Maturity of the Convertible Notes.

     "Eligible Cash Equivalents" means (i) securities issued or directly and
      -------------------------
fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United
                         --------
States of America is pledged in support thereof; (ii) time deposits, certificates of deposit or Eurodollar deposits of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000, with a maturity date not more than one year from the date of acquisition; (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(ii) above; (iv) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within 90 calendar days after the date of acquisition thereof and, at the time of acquisition, having a rating of A or better from Standard & Poor's or A-2 or better from Moody's; (v) commercial paper issued by the parent corporation of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 and commercial paper issued by others having one of the two highest ratings obtainable from either of Standard & Poor's or Moody's and in each case maturing within 270 days after the date of acquisition; (vi) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500,000,000; (vii) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $500,000,000, and (viii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (vi).

     "Enterprises" means Enterprises & Transcommunications, L.P.
      -----------

     "Event of Default" has the meaning set forth in Section 6.01 hereof.
      ----------------

     "'ex' date," (i) when used with respect to any issuance or distribution,
      ---------
means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or construction becomes effective, and (iii) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market with the last time that tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended).

     "Excess Proceeds" has the meaning set forth in Section 4.08 hereof.
      ---------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "Exchange Rate Obligation" means, with respect to any Person, any currency
      ------------------------
swap agreements, forward exchange rate
agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance or other agreements or arrangements, or combination thereof, designed to provide protection against fluctuations in currency exchange rates.

     "Fair Market Value" means, with respect to any asset or Property, the sale
      -----------------
value that could be obtained in an arms-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors of the Company or a Restricted Subsidiary, as applicableble.

     "Final Memorandum" means the final Offering Memorandum, dated September 23,
      ----------------
1996, used in connection with the Initial Placement, as supplemented on September 23, 1996, September 24, 1996, September 26, 1996, September 30, 1996 and September 30, 1996.

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided that, except as otherwise specifically provided herein,
               --------
all calculations made for purposes of determining compliance with this Indenture shall utilize GAAP as in effect on the Issue Date.

     "Global Convertible Note" has the meaning set forth in Section 2.01(c)
      -----------------------
hereof.

     "guarantee" means any direct or indirect obligation, contingent or
      ---------
otherwise, of a Person guaranteeing or having the economics effect of guaranteeing any Indebtedness of any other Person in any manner. The terms "guaranteed," "guaranteeing" and "guarantor" shall have correlative meanings.

     "Guaranteed Indebtedness" has the meaning set forth in Section 4.10(a)
      -----------------------
hereof.

     "Guarantor" means a Restricted Subsidiary that hereafter becomes a
      ---------
Guarantor pursuant to Section 4.10 hereof and executes and delivers a supplemental indenture to this Indenture relating to its Convertible Note Guarantee.

     "Hancock" means Hancock Venture Capital Associates.
      -------

     "Holder" means (i) in the case of any Certificated Convertible Note, the
      ------
Person in whose name such Certificated Note is registered in the Security Register and (ii) in the case of any Global Convertible Note, the Depositary.

     "Indebtedness" means at any time (without duplication), with respect to any
      ------------
Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of Property, assets or businesses, excluding trade accounts payable made in the ordinary course of business which are not more than 90 days overdue or which are being contested in good faith and by appropriate proceedings, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property, assets or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 90 days overdue or which are being contested in good faith and by appropriate proceedings, and for which adequate reserves are being maintained on the books of the Company in accordance with GAAP), (v) any Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person and, to the extent held by other Persons, the maximum fixed redemption or repurchase price of Disqualified Stock of such Person's Restricted Subsidiaries, at the time of determination, (vii) the notional amount of any Interest Hedging Obligations or Exchange Rate Obligations of such Person at the time of determination and (viii) any obligation of the type referred to in clauses (i) through (vii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise.

     "Indenture" means this instrument as originally executed or as it may from
      ---------
time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, and any such supplemental indenture, respectively.

     "Independent Financial Expert" has the meaning set forth in Section
      ----------------------------
12.04(g) hereof.

     "Initial Placement" means the initial sales of the Convertible Notes by
      -----------------
the Initial Purchasers.

     "Initial Purchasers" means the Initial Purchasers, as such term is defined
      ------------------
in the Purchase Agreement.

     "Initial Warrants" means the Initial Warrants originally issued by the
      ----------------
Company pursuant to the Warrant Agreement as part of the Units.

     "Interest Hedging Obligation" means, with respect to any Person, an
      ---------------------------
obligation of such Person pursuant to any interest rate swap agreement, interest rate cap, collar or floor agreement or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Restricted Subsidiaries' exposure to fluctuations in interest rates.

     "Interest Payment Date" means the Stated Maturity of an installment of
      ---------------------
interest on the Convertible Notes.

     "Investment" in any Person means any direct, indirect or contingent (i)
      ----------
advance or loan to, guarantee of any Indebtedness of, extension of credit or capital contribution to, such Person, (ii) acquisition of any shares of Capital Stock, bonds, notes, debentures or other securities of such Person, or (iii) acquisition, by purchase or otherwise, of all or substantially all of the business, assets or stock or other evidence of beneficial ownership of such Person; provided that Investments shall exclude accounts receivable and other
        --------
extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. The amount of an Investment shall be the original cost of such Investment, plus the cost of all additions thereto and minus the amount
                    ----                                       -----
of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any Property or other assets other than cash, such Property or other assets shall be valued at its Fair Market Value at the time of such transfer.

     "Issue Date" means the date on which the Convertible Notes are first
      ----------
authenticated and delivered under this Indenture.

     "Joint Venture" means a Telecommunications Company of which less than 50
      -------------
percent of the Voting Stock is held by the Company; provided that the management
                                                    --------
and operations of such Person are controlled by a Strategic Investor or by the Company pursuant to (i) the charter documents of such Person, or (ii) an agreement among the holders of the Voting Stock of such Person, or (iii) a management agreement between the Company and such Person.

     "junior securities" has the meaning set forth in Section 11.15 hereof.
      -----------------

     "Lien" means, with respect to any Property or other asset, any mortgage or
      ----
deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any nature whatsoever on or with respect to such Property or other asset (including, without limitation, any conditional sale or title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity" means, when used with respect to a Convertible Note, the date on
      --------
which the principal of such Convertible Note becomes due and payable as provided therein or in this Indenture, whether on the date specified in such Convertible Note as the fixed date on which the principal of such Convertible Note is due and payable, on the Change of Control Payment Date or Asset Sale Payment Date or upon an offer to repurchase upon a Termination of Trading of the Common Stock of the Company, as applicable, or by declaration of acceleration, call for redemption or otherwise.

     "Moody's" means Moody's Investors Service, Inc., or, if Moody's Investors
      -------
Service, Inc. shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided that if Moody's Investors Service, Inc. ceases
                       --------
rating the specified debt securities and its rating business with respect thereto shall not have been transferred to any successor Person or such successor Person is Standard & Poor's, then "Moody's" shall mean any other nationally recognized rating agency (other than Standard & Poor's) that rates the specified debt securities selected by the Trustee.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Net Cash Proceeds" means, with respect to the sale of any Property or
      -----------------
assets by any Person or any of its Restricted Subsidiaries, Cash Proceeds received net of (i) all reasonable out-of-pocket expenses of such Person or such Restricted Subsidiary incurred in connection with such a sale, including, without limitation, all legal, title and recording tax expenses, commissions and other fees and expenses incurred (but excluding any finder's fee or broker's fee payable to any Affiliate of such Person) and all federal, state, foreign and local taxes arising in connection with such sale that are paid or required to be accrued as a liability under GAAP by such Person or its Restricted
Subsidiaries, (ii) all payments made or required to be made by such Person or its Restricted Subsidiaries on any Indebtedness which is secured by such Properties or assets in accordance with the terms of any Lien upon or with respect to such Properties or assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such transaction or by applicable law, be repaid in connection with such sale and (iii) all contractually required distributions and other payments made to minority interest holders (but excluding distributions and payments to Affiliates of such Person) in Restricted Subsidiaries of such Person as a result of such transaction; provided that, in the event that any consideration for a
                     --------
transaction (which would otherwise constitute Net Cash Proceeds) is required to be held in escrow pending determination of whether a purchase price adjustment will be made, such consideration (or any portion thereof) shall become Net Cash Proceeds only at such time as it is released to such Person or its Restricted Subsidiaries from escrow; provided, further, that any non-cash consideration
                          --------  -------
received in connection with any transaction, which is subsequently converted to cash, shall be deemed to be Net Cash Proceeds at such time, and shall thereafter be applied in accordance with the applicable provisions of this Indenture.

     "nonelecting share" has the meaning set forth in Section 12.11 hereof.
      -----------------

     "Northwood Entities" means Northwood Capital Partners LLC and Northwood
      ------------------
Ventures.

     "Obligors" means the Company and the Guarantors, if any; "Obligor" means
      --------
any of the Obligors, singly.

     "Officer" means the Chairman of the Board of Directors, a Vice Chairman of
      -------
the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer, a Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

     "Officers' Certificate" means a certificate signed by (i) the Chairman of
      ---------------------
the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer or a Vice President, and (ii) the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or a Restricted Subsidiary and delivered to the Trustee, which certificate shall comply with the provisions of Sections 1.04, 14.03 and 14.04 hereof.

     "Opinion of Counsel" means a written opinion from legal counsel (who may be
      ------------------
counsel to the Company or the Trustee) who is acceptable to the Trustee, which opinion shall comply with the provisions of Sections 1.04, 14.03 and 14.04 hereof; provided that any Opinion of Counsel delivered pursuant to Section 8.04
        --------
hereof shall not be rendered by an employee of the Company or any of its Subsidiaries.

     "Paying Agent" means any Person authorized by the Company to make payments
      ------------
of principal, premium or interest (including

Special Interest, if any) with respect to the Convertible Notes on behalf of the Company.

     "Pari Passu Indebtedness" means any Indebtedness (secured or unsecured) of
      -----------------------
the Company or any Guarantor that ranks pari passu in the right of payment with
                                        ----------
the Senior Notes or the Senior Note Guarantees, as applicable.

     "Permitted Holders" means Thomas C. Brandenburg, J. Thomas Elliott and
      -----------------
Ronald W. Gavillet and Chase, CIBC, Hancock, BT, the Northwood Entities, Enterprises, and Merrill Lynch Global Allocation Fund, Inc. and any of their respective Subsidiaries (or a wholly-owned Subsidiary of the sole stockholder of any of the foregoing Persons).

     "Permitted Merger" has the meaning set forth in Section 5.01 hereof.
      ----------------

     "Person" means any individual, corporation, partnership, joint venture,
      ------
limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity or similar person.

     "Preferred Stock" means any Capital Stock of a Person, however designated,
      ---------------
which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

     "Private Placement Legend" means the legend in the form set forth in
      ------------------------
Section 2.01(d)(i) hereof.

     "Property" means, with respect to any Person, any interest of such Person
      --------
in any kind of property or asset, whether real, personal or mixed, tangible or intangible, excluding Capital Stock in any other Person.

     "Public Equity Offering" means an underwritten public offering of Capital
      ----------------------
Stock (other than Disqualified Stock) of the Company pursuant to an effective registration statement filed under the Securities Act.

     "Purchase Agreement" means the Purchase Agreement relating to the Units and
      ------------------
the Convertible Notes, dated September 23, 1996, among the Company and the Initial Purchasers.

     "Qualified Public Offering" means a Public Equity Offering resulting in net
      -------------------------
proceeds to the Company of at least $35,000,000.

     "Qualified Sale of the Company" means a sale of the Capital Stock or assets
      -----------------------------
of the Company or a merger or consolidation involving the Company, pursuant to which holders of Capital Stock of the Company receive cash proceeds and/or publicly traded securities having a fair market value of at least $122,500,000 in the aggregate, or a sale of assets of the Company pursuant to which the Company receive net cash proceeds and/or publicly traded securities having a fair market value of at least $122,500,000 in the aggregate.

     "Qualified Stock" of any Person means a class of Capital Stock other than
      ---------------
Disqualified Stock.

     "Record Date" means, for the interest payable on any Interest Payment
      -----------
Date, the date specified in Section 2.11 hereof.

     "Record Expiration Date" has the meaning set forth in Section 1.05 hereof.
      ----------------------

     "Redemption Date" means, when used with respect to any Convertible Note or
      ---------------
part thereof to be redeemed hereunder, the date fixed for redemption of such Convertible Notes pursuant to the terms of the Convertible Notes and this Indenture.

     "Redemption Price" means, when used with respect to any Convertible Note or
      ----------------
part thereof to be redeemed hereunder, the price fixed for redemption of such Convertible Note pursuant to the terms of the Convertible Notes and this Indenture, plus accrued and unpaid interest thereon, if any, (including Special Interest, if any) to the Redemption Date.

     "Registrable Securities" shall mean the Convertible Notes and the Common
      ----------------------
Stock issuable upon the conversion thereof; provided that the Convertible Notes
                                            --------
and such Common Stock shall cease to be Registrable Securities when (i) in the case of the Convertible Notes, a Convertible Note Shelf Registration Statement with respect to the Convertible Notes shall have been declared effective under the Securities Act and the Convertible Notes shall have been disposed of pursuant to such Convertible Note Shelf Registration Statement, (ii) (A) in the case of the Common Stock, except as otherwise provided in clause (ii)(B), a Convertible Note Shares Shelf Registration Statement with respect to such Common Stock shall have been declared effective under the Securities Act and such Common Stock shall have been disposed of pursuant to such Convertible Note Shares Shelf Registration Statement, or (B) in the case of any Common Stock actually issued upon conversion of Convertible Notes, a Convertible Note Shares Shelf Registration Statement with respect to the issuance of such Common Stock shall have been declared effective under the Securities Act and, following the issuance thereof, such Common Stock is not subject to restrictions on transfer pursuant to the Securities Act, (iii) the Convertible Notes or such Common Stock may be distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A under the Securities Act) under the Securities Act or (iv) the Convertible Notes or such Common Stock shall have ceased to be outstanding.

     "Registrar" has the meaning set forth in Section 2.03 hereof.
      ---------

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated September 30, 1996, among the Company and the Initial Purchasers, and attached hereto as Exhibit C and any other Registration Rights Agreement that relates to the Convertible Notes.

     "Repurchase Date" has the meaning set forth in Section 4.14(a) hereof.
      ---------------

     "Repurchase Price" has the meaning set forth in Section 4.14(a) hereof.
      ----------------

     "Required Filing Date" has the meaning set forth in Section 4.11 hereof.
      --------------------

     "Reset Date" has the meaning set forth in Section 12.01 hereof.
      ----------

     "Reset Event" has the meaning set forth in Section 12.01 hereof.
      -----------

     "Restricted Subsidiary" means (i) with respect to any Person other than the
      ---------------------
Company and its Subsidiaries, a Subsidiary of such Person, and (ii) with respect to the Company, any Subsidiary of the Company that has not been classified as an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 under the Securities Act (including any
      --------
successor regulation thereto), as it may be amended from time to time.

     "Rule 144A" means Rule 144A under the Securities Act (including any
      ---------
successor regulation thereto), as it may be amended from time to time.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Security Register" has the meaning set forth in Section 2.03 hereof.
      -----------------

     "Senior Indebtedness" means all obligations of the Company under the Senior
      -------------------
Notes, the Senior Note Indenture and the Senior Note Guarantees contained in the Senior Note Indenture, if any.

     "Senior Note Asset Sale Offer" means an "Asset Sale Offer" as defined in
      ----------------------------
and made pursuant to the provisions of the Senior Note Indenture.

     "Senior Note Contingent Warrants" means the Warrants to be issued to the
      -------------------------------
holders of Senior Notes pursuant to the Warrant Agreement and Section 4.20 of the Senior Note Indenture.

     "Senior Note Guarantees" means a guarantee of payment of the Senior Notes
      ----------------------
in the form of a supplemental indenture to the Senior Note Indenture to be executed and delivered pursuant to Section 4.10 thereof.

     "Senior Note Indenture" means the Indenture, dated the date hereof, between
      ---------------------
the Company and Harris Trust and Savings Bank, as trustee thereunder, relating to the Senior Notes, as amended and supplemented from time to time.

     "Senior Note Trustee" means Harris Trust and Savings Bank, as trustee under
      -------------------
the Senior Note Indenture and any successor appointed in accordance with the terms thereof.

     "Senior Notes" means the 14% Senior Discount Notes due 2003 of the Company
      ------------
to be issued pursuant to the Senior Note Indenture.

     "Shelf Registration Statement" has the meaning set forth in the
      ----------------------------
Registration Rights Agreement.

     "Significant Restricted Subsidiary" means a Restricted Subsidiary that is a
      ---------------------------------
"significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

     "Special Interest" shall have the meaning ascribed to such term in the
      ----------------
Registration Rights Agreement.

     "Special Record Date" means a date fixed by the Trustee pursuant to Section
      -------------------
2.11 for the payment of Defaulted Interest.

     "Standard & Poor's" means Standard & Poor's Ratings Group, a division of
      -----------------
McGraw-Hill, Inc., or, if Standard & Poor's Ratings Group shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided
                                                                    --------
that if Standard & Poor's Ratings Group ceases rating the specified debt securities and its ratings business with respect thereto shall not have been transferred to any successor Person or such successor Person is Moody's, then "Standard & Poor's" shall mean any other nationally recognized rating agency (other than Moody's) that rates the specified debt securities selected by the Trustee.

     "Stated Maturity" means, with respect to any security, the date specified
      ---------------
in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred), and, when used with respect to any installment of interest on such security, the fixed date on which such installment of interest is due and payable.

     "Strategic Investor" means, with respect to any relevant transaction, a
      ------------------
Telecommunications Company which, both as of the Business Day immediately before the day of the closing of such transaction and the Business Day immediately after the day of the closing of such transaction, has, or whose parent has, an equity market capitalization, a net asset value or annual revenues of at least $2,000,000,000 on a consolidated basis. For purposes of this definition, the term "parent" means any Person of which the relevant Strategic Investor is a Subsidiary.

     "Subsidiary" means, with respect to any Person, (i) any corporation more
      ----------
than 50 percent of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one of more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, more than 50 percent of the outstanding partnership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person and (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

     "Surviving Entity" has the meaning set forth in Section 5.01(a) hereof.
      ----------------

     "Telecommunications Assets" means, with respect to any Person, assets
      -------------------------
(including, without limitation, rights of way, trademarks and licenses to use copyrighted material) that are utilized by such Person, directly or indirectly, for the design, development, construction, installation, integration, operation, management or provision of telecommunications systems and/or services, including without limitation, any businesses or services in which the Company is currently engaged and including any computer systems used in a Telecommunications Business. Telecommunications Assets shall also include stock, joint venture or partnership interests in another Person, provided that substantially all of the assets of such other Person consist of Telecommunications Assets, and provided, further, that if such stock, joint venture or partnership interests are held by the Company or a Restricted Subsidiary, such other Person either is, or immediately following the relevant transaction shall become, a Restricted Subsidiary of the Company unless such Person is a Joint Venture. The determination of what constitutes Telecommunication Assets shall be made by the Board of Directors and evidenced by a Board Resolution delivered to the Trustee.

     "Telecommunications Business" means the business of (i) transmitting, or
      ---------------------------
providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) creating, developing or marketing communications related network equipment, software and other devices for use in
(i) above or (iii) evaluating, participating or pursuing any other activity or opportunity that is related to those specified in (i) or (ii) above and includes, without limitation, any business in which the Company and its Restricted Subsidiaries are currently engaged on the Issue Date.

     "Telecommunications Company" means any Person substantially all of the
      --------------------------
assets of which consist of Telecommunications Assets.

     "Temporary Convertible Notes" has the meaning set forth in Section 2.09
      ---------------------------
hereof.

     "Termination of Trading" means that the Class A Common Stock (or other
      ----------------------
Common Stock into which the Convertible Notes are then convertible) had been listed for trading on a U.S. national securities exchange or approved for trading on an established over-the-counter trading market in the United States and such Capital Stock thereafter becomes neither so listed nor so approved.

     "Trading Day" means, with respect to a securities exchange or automated
      -----------
quotation system, a day on which such exchange or system is open for a full day of trading.

     "Trigger Event" shall have the meaning set forth in Section 12.04(e)
      -------------
hereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
      -------------------
(S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture except as required by Section 9.04 hereof, provided that in the event the Trust Indenture
                                 --------
Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

     "Trust Officer" means any officer or assistant officer of the Trustee
      -------------
assigned by the Trustee to administer this Indenture.

     "Trustee" means the party named as such in this Indenture until a successor
      -------
replaces it in accordance with the provisions of this Indenture and, thereafter, means such successor.

     "U.S. Government Obligations" means (i) securities that are (a) direct
      ---------------------------
obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by
                                           --------
law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

     "Unit" means a Unit consisting of one Senior Note, in the principal amount
      ----
of $1,000, and one Warrant to purchase approximately 1.27 shares of the Company's Class A Common Stock, as described in the Purchase Agreement.

     "Unrestricted Subsidiary" means any Subsidiary of the Company that the
      -----------------------
Company has classified as an "Unrestricted Subsidiary" and that has not been reclassified as a Restricted Subsidiary, pursuant to Section 4.10 hereof.

     "Voting Stock" means, with respect to any Person, securities of any class
      ------------
or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the Board of Directors or comparable body of such Person.

     "Warrant" means a Warrant issued by the Company pursuant to the Warrant
      -------
Agreement.

     "Warrant Agent" means the Warrant Agent, as such term is defined in the
      -------------
Warrant Agreement.

     "Warrant Agreement" means the Warrant Agreement, dated as of September 30,
      -----------------
1996, between the Company and Harris Trust and Savings Bank, as Warrant Agent thereunder, and attached hereto as Exhibit D.

     SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.
                    -------------------------------------------------

     Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

          "indenture securities" means the Convertible Notes.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company or other obligor on the Convertible Notes, if any.

     All other Trust Indenture Act terms used or incorporated by reference in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them therein.

     SECTION 1.03.  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (c) the words "herein," "hereof" and hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (d) "or" is not exclusive;

          (e) "including" means including without limitation;

          (f) words in the singular include the plural, and words in the plural include the singular;

          (g) when used with respect to the Senior Notes or the Convertible Notes, the term "principal amount" shall mean the principal amount thereof at the Stated Maturity of such principal amount; and

          (h) unless otherwise expressly provided herein, the principal amount of any Preferred Stock shall be the greater of (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock.

     SECTION 1.04.  Form of Documents Delivered to Trustee.  In any case where
                    --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters, upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.05.  Acts of Holders.  Any request, demand, authorization,
                    ----------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments, of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company and the Guarantors, if any. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company and the Guarantors, if any, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an acknowledgment of notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Convertible Notes shall be proved by the Security
Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder shall bind every future Holder of the same Convertible Note and the Holder of every Convertible Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantors, if any, in reliance thereon, whether or not notation of such action is made upon such Convertible Note.

     The Company may set any day as a record date for the purpose of determining the Holders of outstanding Convertible Notes entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Convertible Notes, provided that the Company may not set a record date for,
                      --------
and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of outstanding Convertible Notes on such record date, and no other Holders, shall be entitled to take the relevant actions whether or not such Holders remain Holders after such record date; provided that no such action
                                               --------
shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Convertible Notes on such record date; and provided, further, that for the
                                           --------  -------
purpose of determining whether Holders of the requisite principal amount of such Convertible Notes have taken such action, no Convertible Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of outstanding Convertible Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Convertible Notes in the manner set forth in Section 14.02 hereof.

     The Trustee may set any day as a record date for the purpose of determining the Holders of outstanding Convertible Notes entitled to join in the giving or making of (i) any notice of Default under Section 6.01(d) hereof, (ii) any declaration of acceleration referred to in Section 6.02 hereof, (iii) any request to institute proceedings referred to in Section 6.06 hereof or (iv) any direction referred to in Section 6.05 hereof. If any record date is set pursuant to this paragraph, the Holders of outstanding Convertible Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective
                        --------
hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Convertible Notes on such record date; and provided, further, that for the purpose of determining
                      --------  -------
whether Holders of the requisite principal amount of such Convertible Notes have taken such action, no Convertible Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (where upon the record date previously set shall automatically and with out any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of outstanding Convertible Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Convertible Notes in the manner set forth in Section 14.02 hereof.

     With respect to any record date set pursuant to this Section 1.05, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective unless
                          --------
notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Convertible Notes in the manner set forth in Section 14.02 hereof, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 1.05, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Convertible Note may do so with regard to all or any part of the principal amount of such Convertible Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                                  ARTICLE II

                             THE CONVERTIBLE NOTES

     SECTION 2.01.  Form and Dating.  (a) The Convertible Notes and the
                    ----------------
certificate of authentication of the Trustee thereon shall be substantially in the form of Exhibit A or Exhibit B hereto, as applicable, which are hereby incorporated in and expressly made a part of this Indenture.

          (b) The Convertible Notes may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereto, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, (ii) such as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Convertible Notes may be listed and (iii) such as may be necessary to conform to customary usage. Each Note shall be dated the date of its authentication by the Convertible Trustee.

          (c) The Convertible Notes shall be issued initially in the form of one or more permanent, global notes in definitive, fully registered form, without coupons, substantially in the form of Exhibit A hereto (each a "Global Convertible Note"). Upon issuance, each such Global Convertible Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Trustee as custodian for the Depositary. Any Certificated Convertible Note that may be issued pursuant to Section 2.06(b) hereof shall be issued in the form of a note in definitive, fully registered form, without coupons, substantially in the form set forth in Exhibit B hereto. Upon issuance, any such Certificated Convertible Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided.

          (d) The following legends shall appear on each Global Convertible Note and each Certificated Convertible Note as indicated below:

          (i) Except as provided in Section 2.06(a)(iii) hereof, each Global Convertible Note and Certificated Convertible Note shall bear the following legend on the face thereof:

          THIS CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1),
          (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO THEIR PURCHASE OF ANY SECURITIES OFFERED HEREBY, DELIVER TO THE INITIAL PURCHASERS A LETTER CONCERNING CERTAIN REPRESENTATIONS AND AGREEMENTS AND (B) IN ACCORDANCE WITH ALL APPLICABLE LAWS OF THE STATES OF THE UNITED STATES.

          (ii) Each Global Convertible Note shall bear the following legend on the face thereof:

          UNLESS THIS CONVERTIBLE NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO UNITED USN, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CONVERTIBLE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL CONVERTIBLE NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS CONVERTIBLE GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE, DATED AS OF SEPTEMBER 30, 1996, BETWEEN

          UNITED USN, INC. AND THE TRUSTEE NAMED THEREIN, PURSUANT TO WHICH THIS CONVERTIBLE NOTE WAS ISSUED.



          (e) Definitive Convertible Notes shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which such Convertible Notes may be listed, all as determined by the Officers of the Company executing such Convertible Notes, as evidenced by their execution of such Convertible Notes.

     SECTION 2.02.  Execution and Authentication.   The aggregate principal
                    ----------------------------
amount at Stated Maturity of Convertible Notes outstanding at any time shall not exceed $46,000,000 except as provided in Section 2.07 hereof. The Convertible Notes shall be executed on behalf of the Company by its Chief Executive Officer, its Chief Operating Officer, its President or any Vice President, under its corporate seal reproduced or imprinted on the Convertible Notes by facsimile or otherwise, and shall be attested by the Company's Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

     In case any Officer of the Company whose signature shall have been placed upon any of the Convertible Notes shall cease to be such Officer of the Company before authentication of such Convertible Notes by the Trustee and the issuance and delivery thereof, such Convertible Notes may, nevertheless, be authenticated by the Trustee and issued and delivered with the same force and effect as though such Person had not ceased to be such Officer of the Company.

     Notwithstanding any other provision hereof, the Trustee shall authenticate and deliver Convertible Notes only upon receipt by the Trustee of an Officers' Certificate and Opinion of Counsel complying with Section 14.04 hereof with respect to satisfaction of all conditions precedent contained in this Indenture to authentication and delivery of such Convertible Notes.

     Upon compliance by the Company with the provisions of the previous paragraph, the Trustee shall, upon receipt of a Company Order requesting such action, authenticate Initial Convertible Notes for original issuance in an aggregate principal amount at Stated Maturity not to exceed $46,000,000 in the form of one or more Global Convertible Notes. Such Company Order shall specify the amount of Convertible Notes to be authenticated and the date on which the Convertible Notes are to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery.

     Upon the occurrence of any event specified in Section 2.06(b) hereof and compliance by the Company with the provisions of the paragraph preceding the immediately preceding paragraph, the Company shall execute and the Trustee shall authenticate and deliver to each beneficial owner identified by the Depositary, in exchange for such beneficial owner's interest in a Global Convertible Note, Certificated Convertible Notes representing Convertible Notes theretofore represented by the Global Convertible Note.

     A Convertible Note shall not be valid or entitled to any benefit under this Indenture or obligatory for any purpose unless executed by the Company and authenticated by the manual signature of the Trustee as provided herein. The signature of an authorized officer of the Trustee shall be conclusive evidence, and the only evidence, that such Convertible Note has been authenticated and delivered under this Indenture.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Convertible Notes. Unless limited by the status of such appointment, an authenticating agent may authenticate Convertible Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Any authenticating agent of the Trustee shall have the same rights hereunder as any Registrar or Paying Agent.

     SECTION 2.03.  Registrar and Paying Agent.  The Company shall maintain,
                    --------------------------
pursuant to Section 4.02 hereof, an office or agency where the Convertible Notes may be presented for registration of transfer or for exchange. The Company shall cause to be kept at such office a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Convertible Notes and of transfers of Convertible Notes entitled to be registered or transferred as provided herein. The Trustee, at its Corporate Trust Office, is initially appointed "Registrar" for the purpose of registering Convertible Notes and transfers of Convertible Notes as herein provided and as "Paying Agent" for the payment of principal of (and premium, if any), and interest (including Special Interest, if any) on, the Convertible Notes. The Company may, upon written notice to the Trustee, change the designation of the Trustee as Registrar or Paying Agent and appoint another Person to act as Registrar or Paying Agent for purposes of this Indenture, except that for the purposes of Article III, Article XIII and Sections 4.07,
4.08 and 4.14, none of the Company, any Guarantor, any Restricted Subsidiary and any Affiliate shall act as Paying Agent. If any Person other than the Trustee acts as Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Security Register and to make such inquiries of the Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

     The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Registrar or Paying Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the Trust Indenture Act and shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     Upon surrender for registration of transfer of any Convertible Note at an office or agency of the Company designated for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Convertible Notes of any authorized denomination or denominations, of like tenor and aggregate principal amount at Stated Maturity, all as requested by the transferor.

     Every Convertible Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar, by the Holder thereof or such Holder's attorney duly authorized in writing.

     SECTION 2.04.  Paying Agent to Hold Money in Trust. On or prior to each due
                    -----------------------------------
date of the principal, premium, or any payment of interest with respect to any Convertible Note, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium or interest (including Special Interest, if any) when so becoming due.

     The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal, premium, and interest (including Special Interest, if any) with respect to the Convertible Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee sums held in trust by such Paying Agent.

     The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.04, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     SECTION 2.05. Global Convertible Notes. (a) So long as a Global Convertible
                   ------------------------
Note is registered in the name of the Depostary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to the Global Convertible Note held on their behalf by the Depositary or the Trustee as its custodian, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Convertible Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of Convertible Notes.

          (b) The Holder of a Global Convertible Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in such Global Convertible Note through Agent Members, to take any action which a Holder of Convertible Notes is entitled to take under this Indenture or the Convertible Notes.

          (c) Whenever, as a result of an optional redemption of Convertible Notes by the Company, a Change of Control Offer, an Asset Sale Offer, a repurchase upon a Termination of Trading pursuant to Section 4.14 hereof, or an exchange pursuant to the second sentence of Section 2.06(b) hereof, a Global Convertible Note is redeemed, repurchased or exchanged in part, such Global Convertible Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A thereof so that the principal amount of such Global Convertible Note will be equal to the portion of such Global Convertible Note not redeemed, repurchased or exchanged and shall thereafter return such Global Convertible Note to such Holder, provided that
                                                               --------
each such Global Convertible Note shall be in a principal amount at Stated Maturity of $1,000 or an integral multiple thereof.

     SECTION 2.06.   Transfer and Exchange.  (a) With respect to the Convertible
                     ---------------------
Notes:

          (i) By its acceptance of any Convertible Note represented by a certificate bearing the Private Placement Legend, each Holder of, and beneficial owner of an interest in, such Convertible Note acknowledges the restrictions on transfer of such Convertible Note set forth in the Private Placement Legend and under the heading "Transfer Restrictions" in the Final Memorandum and agrees that it will transfer such Convertible Note only in accordance with the Private Placement Legend and the restrictions set forth under the heading "Transfer Restrictions" in the Final Memorandum.

          (ii) In connection with any transfer of a Convertible Note bearing the Private Placement Legend, each Holder agrees to deliver to the Company, such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as reasonably may be requested by the Company to confirm that such transfer is being made in accordance with the limitations set forth in the Private Placement Legend. In the event the Company determines that any such transfer is not in accordance with the Private Placement Legend, the Company shall so inform the Registrar who shall not register such transfer; provided that
                                                                --------
     the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such evidence.

          (iii) Upon the registration of transfer, exchange or replacement of a Convertible Note not bearing the Private Placement Legend, the Trustee shall deliver a Convertible Note or Convertible Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of a Convertible Note bearing the Private Placement Legend, the Trustee shall deliver a Convertible Note or Convertible Notes bearing the Private Placement Legend, unless such legend may be removed from such Convertible Note as provided in the next sentence. The Private Placement Legend may be removed from a Convertible Note if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as reasonably may be requested by the Company to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Convertible Note will not violate the registration and prospectus delivery requirements of the Securities Act; provided that the
                                                             --------
     Trustee shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such evidence. Upon provision of such evidence, the Trustee shall authenticate and deliver in exchange for such Convertible Note, a Convertible Note or Convertible Notes (representing the same aggregate principal amount at Stated Maturity of the Convertible Note being exchanged) without such legend. If the Private Placement Legend has been removed from Convertible Note, as provided above, no other Convertible Note issued in exchange for all or any part of such Convertible Note shall bear such legend unless the Company has reasonable cause to believe that such other Convertible Note represents a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

          (iv) The Company shall deliver to the Trustee, and the Trustee shall retain for two years, copies of all documents received pursuant to this
     Section 2.06(a). The Company shall have the right to inspect and make copies of all such documents at any reasonable time upon the giving of reasonable written notice to the Trustee.

          (b) Any Global Convertible Note shall be exchanged by the Company for one or more Certificated Convertible Notes if (a) the Depositary (i) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (ii) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days or
(b) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days. If an Event of Default occurs and is continuing, the Company shall, at the request of the Holder thereof, exchange all or part of a Global Convertible Note for one or more Certificated Convertible Notes; provided that
                                                                 --------
such Global Convertible Note, after such exchange, shall be $1,000 or an integral multiple thereof. Whenever a Global Convertible Note is exchanged as a whole for one or more Certificated Convertible Notes, it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a Global Convertible Note is exchanged in part for one or more Certificated Convertible Notes, it shall be surrendered by the Holder thereof to the Trustee and the Trustee shall make the appropriate notations thereon pursuant to Section 2.05(c) hereof. All Certificated Convertible Notes issued in exchange for a Global Convertible Note or any portion thereof shall be registered in such names, and delivered, as the Depositary shall instruct the Trustee. Any Certificated Convertible Notes issued pursuant to this Section 2.06(b) shall include the Private Placement Legend, except as set forth in Section 2.06(a)(iii) hereof. Interests in a Global Convertible Note may not be exchanged for Certificated Convertible Notes other than as provided in this Section 2.06(b).

          (c) A Holder may transfer a Convertible Note only upon the surrender of such Convertible Note for registration of transfer. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer in the Security Register by the Registrar. When Convertible Notes are presented to the Registrar with a request to register the transfer of, or to exchange, such Convertible Notes, the Registrar shall register the transfer or make such exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Convertible Notes at the Registrar's request.

          (d) The Company shall not be required to make and the Registrar need not register transfers or exchanges of Certificated Convertible Notes selected for redemption (except, in the case of Certificated Convertible Notes to be redeemed in part, the portion thereof not to be redeemed) for a period of 15 days before a selection of Certificated Convertible Notes to be redeemed.

          (e) No service charge shall be made for any registration of transfer or exchange of Convertible Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Convertible Notes (other than in respect of exchanges and transfers pursuant to Sections 2.09, 3.06, 4.07, 4.08,
4.14 and 9.06 hereof).

          (f) All Convertible Notes issued upon any registration of transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Convertible Notes surrendered for such registration of transfer or exchange.

          (g) Prior to the effectiveness under the Securities Act of a Convertible Note Shelf Registration Statement, or at any time during the suspension or following the termination thereof, Holders of Convertible Notes (or holders of interests therein) and prospective purchasers designated by such Holders of Convertible Notes (or such holders of interests therein) shall have the right to obtain from the Company upon request by such Holders (or such holders of interests) or prospective purchasers, during any period in which the Company is not subject to Section 13 or Section 15(d) of the Exchange Act, or is exempt from reporting pursuant to 12g3-2(b) under the Exchange Act, the information required by paragraph (d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Convertible Notes or interests.

          (h) Any Holder of a Global Convertible Note shall, by acceptance of such Global Convertible Note, agree that transfers of beneficial interests in such Global Convertible Note may be effected only through a book entry system maintained by the Holder of such Global Convertible Note (or its agent), and that ownership of a beneficial interest in the Convertible Notes represented thereby shall be required to be reflected in book entry form. Transfers of a Global Convertible Note shall be limited to transfers in whole and not in part, to the Depositary, its successors, and their respective nominees. Interests of beneficial owners in Global Convertible Note may be transferred in accordance with the rules and procedures of the Depositary (or its successors).

     SECTION 2.07.  Replacement Convertible Notes.  If any mutilated Convertible
                    -----------------------------
Note is surrendered to the Trustee, the

Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Convertible Note, a new Convertible Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Convertible Note and
(ii) such security or indemnity as may be required by them to save either of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Convertible Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Convertible Note, a new Convertible Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Convertible Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Convertible Note, pay such Convertible Note.

     Upon the issuance of any new Convertible Note under this Section 2.07, the Company may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Convertible Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Convertible Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Convertible Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Convertible Notes duly issued hereunder.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed lost or stolen Convertible Notes.

     SECTION 2.08.  Outstanding Convertible Notes. Convertible Notes outstanding
                    -----------------------------
at any time are all Convertible Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Convertible Note does not cease to be outstanding because the Company or an Affiliate of the Company holds such Convertible Note.

     If a Convertible Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that such replaced Convertible Note is held by a bona fide purchaser.

     If the Paying Agent (other than the Company, a Guarantor or an Affiliate of the Company or Guarantor) accrues interest or segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or Maturity date money sufficient to pay all principal, premium, if any, and interest (including Special Interest, if any) payable on that date with respect to the Convertible Notes (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Convertible Notes (or such portions thereof) shall cease to be outstanding and interest on them shall cease to accrete in value or accrue interest, as the case may be.

     In determining whether the Holders of the required principal amount of Convertible Notes have concurred in any direction, waiver or consent or any amendment, modification or other change to this Indenture, Convertible Notes held or beneficially owned by the Company or a Restricted Subsidiary of the Company or by an Affiliate of the Company or a Restricted Subsidiary of the Company or by agents of any of the foregoing shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Convertible Notes which a Trust Officer has actual knowledge to be so owned shall be so disregarded. Convertible Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee such pledgee's right so to act with respect to the Convertible Notes and that the pledgee is not the Company or an Affiliate of the Company or any of their agents.

     SECTION 2.09.  Temporary Convertible Notes. Pending the preparation of
                    ---------------------------
definitive Convertible Notes, the Company may execute, and the Trustee shall authenticate, temporary notes ("Temporary Convertible Notes") which are printed, lithographed, or otherwise produced, substantially of the tenor of the definitive Convertible Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations.

     If Temporary Convertible Notes are issued, the Company shall cause definitive Convertible Notes to be prepared without unreasonable delay. After the preparation of definitive Convertible Notes, the Temporary Convertible Notes shall be exchangeable for definitive Convertible Notes upon surrender of the Temporary Convertible Notes to the Trustee, without charge to the Holder. Until so exchanged, Temporary Convertible Notes will evidence the same debt and will be entitled to the same benefits under this Indenture as the definitive Convertible Notes in lieu of which they have been issued.

     SECTION 2.10.  Cancellation.  The Company at any time may deliver
                    ------------
Convertible Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Convertible Notes surrendered to them for registration of transfer, exchange, purchase, payment or conversion. The
Trustee shall cancel all Convertible Notes surrendered for registration of transfer, exchange, purchase, payment, cancellation or conversion and shall destroy such canceled Convertible Notes unless the Company shall by Company Order otherwise direct. The Company may not issue new Convertible Notes to replace Convertible Notes it has redeemed or paid or that have been delivered to the Trustee for cancellation.

     SECTION 2.11.  Payment of Interest; Interest Rights Preserved.  Interest
                    -----------------------------------------------
(including Special Interest, if any) on any Convertible Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, which shall be March 30 or September 30, commencing March 30, 2000 for interest other than Special Interest, if any, shall be paid to the Person in whose name such Convertible Note is registered at the close of business on the Record Date for such interest payment, which shall be the March 15 or September 15 (whether or not a Business Day) immediately preceding such Interest Payment Date.

     Any interest on any Convertible Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and, except as hereafter provided, such Defaulted Interest, and any interest payable on such Defaulted Interest, may be paid by the Company, at its election, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Convertible Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Convertible Notes and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, first class mail, postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Convertible Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, on the Convertible Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 2.11, each Convertible Note delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Convertible Note, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Convertible Note.

     SECTION 2.12.  Authorized Denominations. The Convertible Notes shall be
                    ------------------------
issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 2.13.  Computation of Interest, etc.  The Convertible Notes that
                    ----------------------------
will be issued on the Issue Date will be issued at a discounted aggregate principal amount of $27,644,400. If all of the Convertible Notes issuable under
Section 2.02 hereof are so issued, such Convertible Notes will accrete in value from the date of original issuance thereof, whether on the Issue Date or otherwise, at a rate of 9% per annum, compounded semi-annually in the manner specified in the definition of "Accreted Value" contained in Section 1.01 hereof, to an aggregate principal amount of $46,000,000 by September 30, 1999. Thereafter, interest will accrue at a rate of 9% per annum. Interest on the Convertible Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding any other term of this Indenture, the Company shall not be obliged to pay any interest or other amounts under or in connection with this

Indenture in excess of the amount or rate permitted under or consistent with applicable law.

     SECTION 2.14.  Persons Deemed Owners.  Prior to the due presentation for
                    ---------------------
registration of transfer of any Convertible Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Convertible Note is registered as the absolute owner of such Convertible Note for the purpose of receiving payment of principal of, premium, if any, and interest (including Special Interest, if any) on such Convertible Note and for all other purposes whatsoever, whether or not such Convertible Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

     SECTION 2.15.  CUSIP Numbers. The Company, in issuing the Convertible
                    -------------
Notes, may use a "CUSIP" number for each series of Convertible Notes and, if so, the Trustee shall use the relevant CUSIP number in any notices to Holders as a convenience to such Holders; provided that any such notice may state that no
                             --------
representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Convertible Notes and that reliance may be placed only on the other identification numbers printed on the Convertible Notes. The Company shall promptly notify the Trustee of any change in any CUSIP number used.


                                  ARTICLE III

                                  REDEMPTION

     SECTION 3.01.  Notice to Trustee.  If the Company elects to redeem
                    -----------------
Convertible Notes pursuant to the optional redemption provisions of Section 3.07 and the Convertible Notes, it shall furnish an Officers' Certificate to the Trustee setting forth the Redemption Date, the principal amount of Convertible Notes to be redeemed and the Redemption Price. The Company shall give each such notice to the Trustee at least 60 days prior to the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with any conditions to such redemption set forth herein and in the Convertible Notes.

     SECTION 3.02.  Selection of Convertible Notes to be Redeemed.  If less than
                    ---------------------------------------------
all the Convertible Notes are to be redeemed at any time, the Trustee shall select the Convertible Notes to be redeemed on a pro rata basis, or by any other
                                                 --- ----
method which the Trustee deems to be fair and appropriate and which complies with any securities exchange or other applicable requirements, provided that
                                                               ---------
the Trustee may select for redemption in part only

Convertible Notes in denominations larger than $1,000. In selecting Convertible Notes to be redeemed pursuant to this Section 3.02, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper so that the principal amount of each Convertible Note to be redeemed shall be $1,000 or an integral multiple thereof, by increasing, decreasing or eliminating any amount less than $1,000 which would be allocable to any Holder. If the Convertible Notes to be redeemed are Certificated Convertible Notes, the Certificated Convertible Notes to be redeemed shall be selected by the Trustee by prorating, as nearly as may be, or by any other method which the Trustee deems to be fair and appropriate and which complies with any securities exchange or other applicable requirements the principal amount of Certificated Convertible Notes to be redeemed among the Holders of Certificated Convertible Notes registered in their respective names. The Trustee in its discretion may determine the particular Convertible Notes (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. Provisions of this Indenture that apply to Convertible Notes called for redemption also apply to portions of Convertible Notes called for redemption. The Trustee shall notify the Company promptly of the Convertible Notes or portions of Convertible Notes to be redeemed.

     SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60
                   --------------------
days before a Redemption Date, the Company shall send a notice of redemption, first class mail, postage prepaid, to Holders of Convertible Notes to be redeemed at the addresses of such Holders as they appear in the Security Register.

     The notice shall identify the Convertible Notes to be redeemed and shall state:

          (a)  the Redemption Date;

          (b) the Redemption Price (and shall specify the portion of such Redemption Price that constitutes the amount of accrued and unpaid interest to be paid, if any);

          (c)  the name and address of the Paying Agent;

          (d) that the Convertible Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (e) if any Global Convertible Note is being redeemed in part, the portion of the principal amount of such Convertible Note to be redeemed and that, after the Redemption Date, the Global Convertible Note, with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unredeemed portion, will be returned to the Holder thereof;

          (f) if any Certificated Convertible Note is being redeemed in part, the portion of the principal amount of such Convertible Note to be redeemed and that, after the Redemption Date, a new Certificated Convertible Note or Certificated Convertible Notes in principal amount at Stated Maturity equal to the unredeemed portion will be issued;

          (g) if fewer than all the outstanding Convertible Notes are to be redeemed, the identification and principal amounts of the particular Convertible Notes to be redeemed;

          (h) the conversion price, the date on which the right to convert the Convertible Notes will terminate and the place or places where such Convertible Notes may be surrendered for conversion;

          (i) that, unless the Company defaults in making the redemption payment, payment of interest (including Special Interest, if any) on, or the accretion of the value of, the Convertible Notes (or portions thereof) called for redemption shall cease and such Convertible Notes (or portions thereof) shall cease to accrete in value or cease to accrue interest, as the case may be, on and after the Redemption Date;

          (j) the paragraph of the Convertible Notes and the Section of this Indenture pursuant to which the Convertible Notes are being called for redemption; and

          (k) any other information necessary to enable Holders to comply with the notice of redemption.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.03 in a timely manner; provided that the Company shall give the
                                 --------
Trustee not less than 60 days' notice unless the Trustee consents to a shorter period.

     SECTION 3.04.  Effect of Notice of Redemption. Once notice of redemption is
                    ------------------------------
mailed, Convertible Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price stated in such notice, plus interest and Special Interest, if any, accrued and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on
      --------
or prior to the Interest Payment Date, the accrued interest (including Special Interest, if any) shall be payable to the Holder of the redeemed Note on the relevant Record Date; and provided, further, that if a Redemption Date is not a
                          --------  -------
Business Day, payment shall be made on that next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day. Upon surrender to the Paying Agent, such Convertible Notes shall be paid at the

Redemption Price stated in such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     SECTION 3.05. Deposit of Redemption Price. On or prior to 10:00 a.m., New
                   ---------------------------
York City time, on each Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders) money, in federal or other immediately available funds, sufficient to pay the Redemption Price on all Convertible Notes to be redeemed on that date other than Convertible Notes or portions of Convertible Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation and other than any Convertible Notes or portions of Convertible Notes called for redemption on such date which have been converted prior to such date.

     So long as the Company complies with the preceding paragraph and the other provisions of this Article III, interest (and Special Interest, if any) on the Convertible Notes to be redeemed on the applicable Redemption Date shall cease to accrue, or such Convertible Notes shall cease to accrete in value, as the case may be, from and after such date and such Convertible Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment on the Redemption Date of the Redemption Price plus interest and Special Interest, if any, accrued and unpaid on the Redemption Date. If any Convertible Note called for redemption shall not be so paid upon surrender for redemption, then, from the Redemption Date until such principal is paid, interest shall be paid on the unpaid principal and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case at the rate prescribed therefor by such Convertible Notes.

     SECTION 3.06.  Convertible Notes Redeemed in Part. Upon surrender and
                    ----------------------------------
cancellation of a Certificated Convertible Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate and deliver to the surrendering Holder (at the Company's expense) a new Certificated Convertible Note equal in principal amount to the unredeemed portion of the Certificated Convertible Note surrendered and canceled, provided that each such Certificated
                                           --------
Note shall be in a principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Convertible Note that is redeemed in part, the Paying Agent shall forward such Global Convertible Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Convertible Note to an amount equal to the unredeemed portion of such Global Convertible Note, as provided in Section 2.05(c) hereof.

     SECTION 3.07.  Optional Redemption. The Convertible Notes will not be
                    -------------------
redeemable at the option of the Company prior to September 30, 2000. During the period from September 30, 2000 to September 30, 2002, the Convertible Notes will be subject to redemption at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days' notice, if the Closing Price of the Common Stock is at least 150 percent of the Conversion Price for thirty consecutive days, at a Redemption Price equal to 100 percent of the principal amount at Stated Maturity thereof plus accrued and unpaid interest (if any) and Special Interest (if any) to the date of redemption; provided, that if the
                                                     --------
Common Stock is not traded on a U.S. national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and not quoted on a consolidated transaction reporting tape, the Convertible Notes will not be redeemable during such period. On or after September 30, 2002, the Convertible Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice at a Redemption Price equal to 100 percent of the principal amount at Stated Maturity thereof, plus accrued and unpaid interest, if any, and Special Interest, if any, to the Redemption Date.

                                  ARTICLE IV

                                   COVENANTS

     SECTION 4.01.  Payment of Convertible Notes. The Company shall promptly pay
                    ----------------------------
the principal of, premium, if any, and interest (including Special Interest, if any), on, the Convertible Notes on the dates and in the manner provided in the Convertible Notes and in this Indenture. Principal, premium and interest shall be considered paid on the date due if, on such date, the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, premium and interest (including Special Interest, if any) then due.

     To the extent lawful, the Company shall pay interest on (i) any overdue principal of (and premium, if any, on) the Convertible Notes, at the interest rate borne on the Convertible Notes, plus 1% per annum, and (ii) Defaulted
                                             --- -----
Interest (without regard to any applicable grace period), and (iii) any Reset Penalty that has not been paid when due, at the same rate. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07, Section 4.08 or Section 4.14 hereof, or otherwise.

     SECTION 4.02.  Maintenance of Office or Agency. The Company shall maintain
                    -------------------------------
in the Borough of Manhattan, The City of New York, an office or agency where Convertible Notes may be presented or surrendered for payment or conversion, where Convertible Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Convertible Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. As of the date hereof, the address of such agency is: Harris Trust and Savings Bank, c/o Harris Trust Company of New York, 77 Water Street, 4th Floor, New York, New York 10005. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Convertible Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided that no such designation or
                                        --------
rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

     SECTION 4.03.  Money for the Convertible Note Payments to be Held in Trust.
                    -----------------------------------------------------------
If the Company, any Restricted Subsidiary of the Company or any of their respective Affiliates shall at any time act as Paying Agent with respect to the Convertible Notes, such Paying Agent shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Convertible Notes, segregate and hold in trust for the benefit of the Persons entitled thereto money sufficient to pay the principal (and premium, if any) and interest (including Special Interest, if any), so becoming due until such money shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to the Convertible Notes, it shall, prior to or on each due date of the principal of (and premium, if any) or interest (including Special Interest, if any) on any of the Convertible Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) and interest (including Special Interest, if any), so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium and interest (including Special Interest, if any), and (unless such Paying Agent is the Trustee) the Paying Agent shall promptly notify the Trustee of the Company's action or failure so to act.

     SECTION 4.04.  Corporate Existence. Subject to the provisions of Article V
                    -------------------
hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Restricted Subsidiaries; provided that the Company and any such Restricted Subsidiary
              --------
shall not be required to preserve the corporate existence of any such Restricted Subsidiary or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders of Convertible Notes.

     SECTION 4.05.  Maintenance of Property. The Company shall cause all
                    -----------------------
Property used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section
                                       --------
4.05 shall prevent the Company from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries and not disadvantageous in any material respect to the Holders of Convertible Notes.

     SECTION 4.06.  Payment of Taxes and Other Claims. The Company shall pay or
                    ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or Property of the Company or any of its Restricted Subsidiaries and (b) all lawful claims for labor, material and supplies which, if unpaid, might by law become a Lien upon the Property of the Company or any of its Restricted Subsidiaries; provided that the Company shall not be required to pay
                         --------
or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made.

     SECTION 4.07. Repurchase at the Option of Holders upon a Change of Control.
                   ------------------------------------------------------------
(a) Upon the occurrence of a Change of Control, each Holder of Convertible Notes shall have the right to require the Company to purchase such Holder's Convertible Notes, in whole or in part in a principal amount that is an integral multiple of $1,000, pursuant to an irrevocable and unconditional offer described in Section 4.07(b) hereof (the "Change of Control Offer"), at a purchase price (the "Change of Control Purchase Price") in cash equal to 101 percent of the Accreted Value of such Convertible Notes (or portions thereof) on any Change of Control Payment Date occurring prior to September 30, 1999, plus accrued and unpaid interest, if any, and Special Interest, if any, thereon to such Change of Control Payment Date, or 101 percent of the principal amount at Stated Maturity of such Convertible Notes (or portions thereof) on any Change of Control Payment Date occurring on or after September 30, 1999, plus accrued and unpaid interest, if any, and Special Interest, if any, to such Change of Control Payment Date.

          (b) Within 30 days of the date of any Change of Control, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

          (i) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 4.07, and that all Convertible Notes that are properly tendered will be accepted for payment;

          (ii) the Change of Control Purchase Price, and the date Convertible Notes are to be purchased pursuant to the Change of Control Offer (the "Change of Control Payment Date"), which date shall be a date occurring no earlier than 30 days nor later than 60 days subsequent to the date such notice is mailed;

          (iii) that any Convertible Notes or portions thereof not properly tendered will continue to accrete in value or accrue interest, as applicable, and accrue Special Interest, if applicable and will continue to have conversion rights;

          (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price with respect there to, all Convertible Notes or portions thereof accepted for payment pursuant to the Change of Control Offer shall cease to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, from and after the Change of Control Payment Date and will cease to have conversion rights;

          (v) that Holders electing to have any Convertible Notes or portions thereof purchased pursuant to a Change of Control Offer will be required to surrender such Convertible Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Convertible Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

          (vi) that Holders shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Convertible Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Convertible Notes or portions thereof purchased pursuant to the Change of Control Offer;

          (vii) that Holders electing to have Convertible Notes purchased pursuant to the Change of Control Offer must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

          (viii) if Certificated Convertible Notes have been issued pursuant to
     Section 2.06(b), that any Holder of Certificated Convertible Notes whose Certificated Convertible Notes are being purchased only in part will be issued new Certificated Convertible Notes equal in principal amount to the unpurchased portion of the Certificated Convertible Note or Convertible Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof;

          (ix) that the Trustee will return to the Holder of a Global Convertible Note that is being purchased in part, such Global Convertible Note with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unpurchased portion of such Global Convertible Note; and

          (x) the instructions and any other information necessary to enable any Holder to accept a Change of Control Offer or effect withdrawal of such acceptance.

          (c) On the Change of Control Payment Date, the Company shall (i) accept for payment any Convertible Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent, by 10:00 a.m., New York City time, on such date, in immediately available funds, an amount equal to the Change of Control Purchase Price in respect of all Convertible Notes or portions thereof so tendered, including accrued and unpaid interest and Special Interest, if applicable, to such Change of Control Payment Date; and (iii) deliver, or cause to be delivered, to the Trustee the Convertible Notes so tendered together with an Officers' Certificate listing the Convertible Notes or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall promptly send by first class mail, postage prepaid, to each Holder of Convertible Notes or portions thereof so accepted for payment, payment in an amount equal to the Change of Control Purchase Price for such Convertible Notes or portions thereof, including accrued and unpaid interest and Special Interest, if applicable, to such Change of Control Payment Date. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this
Section 4.07, the Trustee shall act as the Paying Agent.

          (d) Upon surrender and cancellation of a Certificated Convertible Note that is purchased in part pursuant to the Change of Control Offer, the Company shall promptly issue and the Trustee shall authenticate and deliver to the surrendering Holder of such Certificated Convertible Note, a new Certificated Convertible Note equal in principal amount to the unpurchased portion of such surrendered Certificated Convertible Note; provided that each
                                                           --------
such new Certificated Convertible Note shall be in a principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Convertible Note that is purchased in part pursuant to a Change of Control Offer, the Paying Agent shall forward such Global Convertible Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Convertible Note to an amount equal to the unpurchased portion of such Global Convertible Note, as provided in Section 2.05(c) hereof.

          (e) The Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations, to the extent such laws and regulations are applicable, in connection with the repurchase of Convertible Notes pursuant to a Change of Control Offer.

     SECTION 4.08.  Limitation on Asset Sales. (a) The Company shall not, and
                    -------------------------
shall not permit any of its Restricted Subsidiaries, directly or indirectly, to, consummate an Asset Sale, unless:

          (i) no Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

          (ii) the Company or such Restricted Subsidiary, as the case may be, receives net consideration at the time of such Asset Sale at least equal to the Fair Market Value (as evidenced by a Board Resolution of the Company delivered to the Trustee) of the Property or assets sold or otherwise disposed of;

          (iii) at least 75 percent of the consideration received in respect of such Asset Sale by the Company or such Restricted Subsidiary, as the case may be, for such Property or assets consists of Cash Proceeds; provided,
                                                                    --------
     however, that
     -------
     in connection with an Asset Sale of receivables, 100 percent of the consideration received in respect of such Asset Sale by the Company or such Restricted Subsidiary, as the case may be, for such receivables shall consist of Cash Proceeds; and

          (iv) the Company or such Restricted Subsidiary, as the case may be, uses the Net Cash Proceeds from such Asset Sale in the manner set forth in
     Section 4.08(b) hereof.

          (b) Within 270 days after the closing of any Asset Sale, the Company or such Restricted Subsidiary, as the case may be, may, at its option:

          (i) reinvest an amount equal to the Net Cash Proceeds, or any portion thereof, from such Asset Sale in Telecommunications Assets; and/or

          (ii) apply an amount equal to such Net Cash Proceeds, or remaining Net Cash Proceeds, (A) to the permanent reduction of Indebtedness of the Company (other than Indebtedness to a Restricted Subsidiary of the Company) that is pari passu in right of payment with the Senior Notes and the
             ---- -----
     Convertible Notes; provided, however, that in connection with any such
                        --------  -------
     permanent reduction of Indebtedness of the Company, the Company shall apply, pro rata, a portion of such Net Cash Proceeds or remaining Net Cash
            --- ----
     Proceeds to the permanent reduction of the aggregate amount of Senior Notes and Convertible Notes outstanding, or (B) to the permanent reduction of Indebtedness of any Restricted Subsidiary of the Company that is pari passu
                                                                      ---- -----
     in right of payment with such Restricted Subsidiary's Senior Note Guarantee and its Convertible Note Guarantee, if applicable (other than Indebtedness to the Company or another Restricted Subsidiary of the Company).

     Net Cash Proceeds from any Asset Sale that are not applied pursuant to clause (i) or (ii) above shall constitute "Excess Proceeds."

          (c) If at any time the aggregate amount of Excess Proceeds calculated as of such date exceeds $5,000,000, the Company shall, within 30 days of the date on which such Excess Proceeds exceed $5,000,000, use such Excess Proceeds to make an offer, as described in Section 4.08(d) hereof (an "Asset Sale Offer"), to purchase on a pro rata basis from all Holders of the Convertible
                          --- ----
Notes in an aggregate principal amount equal to the maximum principal amount that may be purchased out of the then-existing Excess Proceeds, at a purchase price (the "Asset Sale Purchase Price") in cash equal to 100 percent of the Accreted Value of such Convertible Notes on any Asset Sale Payment Date occurring prior to September 30, 1999, plus accrued and unpaid interest, if any, and Special Interest, if any, to such Asset

Sale Payment Date, or 100 percent of the principal amount at Stated Maturity of such Senior Notes on any Asset Sale Payment Date occurring on or after September 30, 1999, plus accrued and unpaid interest, if any, and Special interest, if any, to such Asset Sale Payment Date; provided that, if any Senior Notes are
                                      --------
outstanding and the Senior Note Indenture has not been satisfied or discharged, the Company shall be required to apply the Excess Proceeds first to a Senior Note Asset Sale Offer (as described in the Senior Note Indenture) and to the substantially concurrent repayment or redemption of Pari Passu Indebtedness (if any) if required by the instruments relating to such Pari Passu Indebtedness (which repayment or redemption, in the case of a revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in the manner permitted by the Senior Note Indenture and to the extent that the aggregate amount paid pursuant to the Senior Note Asset Sale Offer and, if applicable, the repayment of Indebtedness as permitted by the Senior Note Indenture is less than such Excess Proceeds, the Company shall then make an Asset Sale Offer for such remaining portion of such Excess Proceeds within 100 days of the date on which such Excess Proceeds exceeded $5,000,000.

          (d) Within 30 days (or 100 days if any Senior Notes are outstanding and the Senior Note Indenture has not been satisfied or discharged) of the date on which the amount of Excess Proceeds exceeds $5,000,000 (but subject to the proviso of clause (c) of this Section 4.08), the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

          (i) that an Asset Sale Offer is being made pursuant to this Section 4.08, and that all Convertible Notes that are properly tendered will be accepted for payment, subject to proration in the event the amount of Excess Proceeds is less than the aggregate Asset Sale Purchase Price of all Convertible Notes promptly tendered pursuant to the Asset Sale Offer;

          (ii) the Asset Sale Purchase Price, the amount of Excess Proceeds that are available to be applied to purchase tendered Convertible Notes, and the date Convertible Notes are to be purchased pursuant to the Asset Sale Offer (the "Asset Sale Payment Date"), which date shall be a date no earlier than 30 days nor later than 40 days subsequent to the date such notice is mailed;

          (iii) that any Convertible Notes or portions thereof not properly tendered will continue to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable and will continue to have conversion rights;

          (iv) that, unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Convertible Notes or portions thereof accepted for payment pursuant to the Asset Sale Offer shall cease to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, from and after the Asset Sale Payment Date and will cease to have conversion rights;

          (v) that any Holder electing to have any Convertible Notes or portions thereof purchased pursuant to the Asset Sale Offer will be required to surrender such Convertible Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Convertible Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the third Business Day preceding the Asset Sale Payment Date;

          (vi) that any Holder shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Asset Sale Payment Date, a telegram, telex, facsimile transmission or letter, setting forth the name of the Holder, the principal amount of Convertible Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Convertible Notes or portions thereof purchased pursuant to the Asset Sale Offer;

          (vii) that any Holder electing to have Convertible Notes purchased pursuant to the Asset Sale Offer must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

          (viii) if Certificated Convertible Notes have been issued pursuant to
     Section 2.06(b), that any Holder of Certificated Convertible Notes whose Certificated Convertible Notes are being purchased only in part will be issued new Certificated Convertible Notes equal in principal amount to the unpurchased portion of the Certificated Convertible Note or Convertible Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof;

          (ix) that the Trustee will return to the Holder of a Global Convertible Note that is being purchased in part, such Global Convertible Note with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unpurchased portion of such Global Convertible Note; and

          (x) the instructions and any other information necessary to enable any Holder to accept an Asset Sale

     Offer, to tender Convertible Notes and to have such Convertible Notes purchased, or to effect withdrawal of such acceptance, pursuant to this
     Section 4.08.

          (e) If the aggregate Asset Sale Purchase Price of the Convertible Notes surrendered by Holders exceeds the amount of Excess Proceeds as indicated in the notice required by Section 4.08(d) hereof, the Trustee shall select the Convertible Notes to be purchased on a pro rata basis based on the Accreted
                                       --- ----
Value, as of the Asset Sale Payment Date if such Asset Sale Payment Date is prior to September 30, 1999, or the principal amount at Stated Maturity, if such Asset Sale Payment Date is on or after September 30, 1999, of the Convertible Notes tendered, with such adjustments as may be deemed appropriate by the Trustee and may be needed to comply with any securities exchange and other applicable requirements, so that only Convertible Notes in denominations of $1,000 or integral multiples thereof shall be purchased.

          (f) On or before the Asset Sale Payment Date, the Company shall (i) accept for payment any Convertible Notes or portions thereof properly tendered and selected for purchase pursuant to the Asset Sale Offer and Section 4.08(e) hereof; (ii) irrevocably deposit with the Paying Agent, by 10:00 a.m., New York City time, on such date, in immediately available funds, an amount equal to the Asset Sale Purchase Price in respect of all Convertible Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee the Convertible Notes so accepted together with an Officers' Certificate listing the Convertible Notes or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall promptly send by first class mail, postage prepaid, to each Holder of Convertible Notes or portions thereof so accepted for payment, payment in an amount equal to the Asset Sale Purchase Price for such Convertible Notes or portions thereof. The Company shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Payment Date. For purposes of this Section 4.08, the Trustee shall act as the Paying Agent.

          (g) Upon surrender and cancellation of a Certificated Convertible Note that is purchased in part, the Company shall promptly issue and the Trustee shall authenticate and deliver to the surrendering Holder of such Certificated Convertible Note a new Certificated Convertible Note equal in principal amount to the unpurchased portion of such surrendered Certificated Convertible Note; provided that each such new Certificated Convertible Note shall be in a
--------
principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Convertible Note that is purchased in part pursuant to an Asset Sale Offer, the Paying Agent shall forward such Global Convertible Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Convertible Note to an amount equal to the unpurchased portion of such Global Convertible Note, as provided in Section 2.05(c) hereof.

          (h) Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Convertible Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes.

          (i) The Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations, to the extent such laws and regulations are applicable, in connection with the repurchase of Convertible Notes pursuant to an Asset Sale Offer.

     SECTION 4.09.  Limitation on Issuance of Guarantees by Restricted
                    --------------------------------------------------
Subsidiaries.  (a) The Company shall not permit any of its Restricted
------------
Subsidiaries, directly or indirectly, to guarantee any Indebtedness of the Company ("Guaranteed Indebtedness") other than the Convertible Notes, unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Convertible Note Guarantee (a "Convertible Note Guarantee") of payment of the Convertible Notes by such Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary of the Company as a result of any payment by such Restricted Subsidiary under its Convertible Note Guarantee, provided that
                                                                 --------
any Restricted Subsidiary may guarantee any Credit Facility so long as such Restricted Subsidiary enters into a Convertible Note Guarantee ranking pari
                                                                       ----
passu with its guarantee under such Credit Facility. If the Guaranteed
-----
Indebtedness is pari passu with the Convertible Notes, then the guarantee of
                ---- -----
such Guaranteed Indebtedness shall be pari passu with or subordinated to the
                                      ---- -----
Convertible Note Guarantee; and if the Guaranteed Indebtedness is subordinated to the Convertible Notes, then the guarantee of such Guaranteed Indebtedness shall be subordinated to the Convertible Note Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Convertible Notes.

          (b) Notwithstanding the provisions of Section 4.10(a) hereof, any Convertible Note Guarantee by a Restricted Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of the guarantee which resulted in the creation of such Restricted Subsidiary's Convertible Note Guarantee, except a discharge or release by, or as a result of, payment under such guarantee.

     SECTION 4.10.  Restricted and Unrestricted Subsidiaries.  (a) The Company
                    ----------------------------------------
may designate a Subsidiary (including a newly formed or newly acquired Subsidiary) of the Company or any of its Restricted Subsidiaries as an Unrestricted Subsidiary, provided that so long as the Senior Notes remain outstanding and the Senior Note Indenture has not been satisfied or discharged,
(i) immediately after giving effect to the transaction, the Company could incur $1.00 of additional Indebtedness pursuant to Section 4.09(a) of the Senior Note Indenture and (ii) such designation is at the time permitted under Section 4.13(a) of the Senior Note Indenture. Notwithstanding any provision of this
Section 4.10(a), all Subsidiaries of an Unrestricted Subsidiary will be Unrestricted Subsidiaries.

     (b) An Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary. The designation of a Subsidiary of the Company as an Unrestricted Subsidiary or the designation of an Unrestricted Subsidiary of the Company as a Restricted Subsidiary shall be made by the Board of Directors as evidenced by a Board Resolution delivered to the Trustee and shall be effective as of the date specified in such Board Resolution, which shall not be prior to the date such Board Resolution is delivered to the Trustee.

     SECTION 4.11.  Reports.  Whether or not the Company is subject to Section
                    -------
13(a) or Section 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act or any successor provision thereto if the Company were subject thereto, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also (whether or not it is required to file reports with the Commission), within 30 days of each Required Filing Date, (i) transmit by mail to all Holders of Convertible Notes, as their names and addresses appear in the Security Register without cost to such Holders or Persons, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company has filed or would have filed with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act, any successor provisions thereto or this Section 4.11. The Company shall not be required to file any report with the Commission if the Commission does not permit such filing.

     SECTION 4.12.  Compliance Certificate; Notice of Default or Event of
                    -----------------------------------------------------
Default  (a) The Company shall deliver to the Trustee within 120 calendar days
-------
after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (which shall be signed by Officers satisfying the requirements of Section 314 of the Trust Indenture Act), stating whether or not, to the best knowledge of such Officers the Company has complied with all conditions and covenants under this Indenture, and, if the Company shall be in Default, specifying all such Defaults and the nature thereof of which such Officer may have knowledge.

          (b) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.11 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention which would lead them to believe that the Company has violated any provision of Article IV or Article V of this Indenture (or if any violation has occurred, specifying the nature and existence thereof), it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of such violation.

          (c) The Company shall deliver written notice to the Trustee within 5 Business Days after becoming aware of (i) any Default or Event of Default, (ii) any event of default under the Senior Note Indenture or (iii) any event of default or any default under any other mortgage, indenture or instrument referred to in Section 6.01(e) hereof, describing such Default, Event of Default or other event of default or default, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 4.13.  Issuance of Convertible Note Contingent Warrants.  In the
                    ------------------------------------------------
event that the Company has not, on or prior to September 30, 1999, (i) consummated a Qualified Public Offering or (ii) been sold pursuant to a Qualified Sale of the Company, the Company will be obligated to issue to the Holders of the Convertible Notes Convertible Note Contingent Warrants exercisable for Class A Common Stock representing up to 2.5% of the Common
Stock of the Company on a fully diluted basis (as used herein, the term "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement), after giving effect to the issuance of such Convertible Note Contingent Warrants. Such Convertible Note Contingent Warrants will be issued pursuant to the Warrant Agreement, and Holders will have the benefits of the Registration Rights Agreement, as holders of Convertible Note Contingent Warrants.

     Any Convertible Note Contingent Warrants issued shall be issued to the Holders of the outstanding Convertible Notes as of September 30, 1999 pro rata, based upon the aggregate principal amount of the Convertible Notes held by such Holder as of September 30, 1999.

     SECTION 4.14  Repurchase at the Option of Holders upon a Termination of
                   ---------------------------------------------------------
Trading.  (a)  In the event of any Termination of Trading occurring after the
-------
Issue Date and on or prior to Maturity, each Holder of Convertible Notes will have the right, at such Holder's option, to require the Company to repurchase all or any part of such Holder's Convertible Notes on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Termination of Trading at a price (the "Repurchase Price") equal to 100 percent of the Accreted Value of such Convertible Notes on any Repurchase Date occurring prior to September 30, 1999, together with accrued and unpaid interest, if any, and Special Interest, if any, thereon to the Repurchase Date or 100 percent of the principal amount at Stated Maturity of such Convertible Notes on any Repurchase Date occurring on or after September 30, 1999, plus accrued and unpaid interest, if any, and Special Interest, if any, thereon to the Repurchase Date. On or prior to 10:00 a.m., New York City time on the Repurchase Date, the Company shall irrevocably deposit with the Trustee or a Paying Agent an amount of money sufficient to pay the Repurchase Price of the Convertible Notes which are to be repurchased on or promptly following the Repurchase Date.

          (b) On or before the 15th day after the occurrence of a Termination of Trading, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

               (i) that a Termination of Trading has occurred and that each Holder has the right to require a repurchase of such Holder's Convertible Notes, which repurchase right is made pursuant to this Section 4.14, and that all Convertible Notes properly tendered will be repurchased;

               (ii) the Repurchase Price, and the date Convertible Notes are to be repurchased, which date shall be a date occurring no earlier than 30 days nor later than 40 days subsequent to the date such notice is mailed;

               (iii) that any Convertible Notes or portions thereof not properly tendered will continue to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, and will continue to have conversion rights;

               (iv) that, unless the Company defaults in the payment of the Repurchase Price with respect thereto, all Convertible Notes or portions thereof accepted for payment pursuant to the exercise of such repurchase right shall cease to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, from and after the Repurchase Date and will cease to have any conversion rights;

               (v) that any Holder electing to have any Convertible Notes or portions thereof repurchased pursuant to the exercise of such repurchase right will be required to surrender such Convertible Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Convertible Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the Repurchase Date;

               (vi) that any Holder electing to have Convertible Notes purchased pursuant to such repurchase right must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

               (vii) if Certificated Convertible Notes have been issued pursuant to Section 2.06(b), that any Holder of Certificated Convertible Notes whose Certificated Convertible Notes are being purchased only in part will be issued a new Certificated Convertible Note or Certificated Convertible Notes equal in principal amount to the unpurchased portion of the Certificated Convertible Note or Certificated Convertible Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof;

               (viii) that the Trustee will return to the Holder of a Global Convertible Note that is being purchased in part, such Global Convertible Note with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unpurchased portion of such Global Convertible Note; and

               (ix) the instructions and any other information necessary to enable any Holder to exercise such repurchase right or effect withdrawal of such exercise.

          (c) To exercise the repurchase right, the Holder of a Convertible Note must deliver, on or before the close of business on the Repurchase Date, irrevocable written notice to the Paying Agent (or an agent designated by the Paying Agent for such purpose) and to the Trustee of the Holder's exercise of such right, together with the certificates evidencing the Convertible Notes with respect to which the right is being exercised, duly endorsed for transfer. Such written notice is irrevocable. The Company or the Trustee shall promptly send by first class mail, postage prepaid, to each Holder of Convertible Notes or portions thereof so accepted for payment, payment in an amount equal to the Repurchase Price for such Convertible Notes or portions thereof. The Company shall publicly announce the results of the exercises of repurchase rights upon a Termination of Trading on or as soon as practicable after the Repurchase Date. For purposes of this Section 4.14, the Trustee shall act as the Paying Agent.

     SECTION 4.15  Additional Invested Equity.  If the Company does not achieve
                   --------------------------
consolidated total revenues (calculated in accordance with GAAP) of at least $8,500,000 for the period from June 1, 1997 through June 30, 1997 and if, by September 30, 1997, the Company has not either (i) consummated a Qualified Public Offering or (ii) been sold pursuant to a Qualified Sale of the Company, the Company shall by such date be required to either (A) obtain $10,000,000 of Additional Invested Equity or (B) (i) grant to the Holders of the Convertible Notes the right to purchase for $10,000,000 additional convertible securities of the Company convertible into 16 2/3 percent of the Common Stock on a fully diluted basis (as used herein, the term "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement) after giving effect to the issuance of such additional convertible securities and (ii) grant to the holders of the Convertible Notes the right to purchase warrants (the "Additional Warrants") exercisable for Common Stock representing up to 5% of the Common Stock of the Company at a purchase price of $.01 per share (subject to certain adjustments to be specified in the Additional Warrants, if required) on a fully diluted basis (as used herein, the term "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement) after giving effect to the issuance of such Additional Warrants.


                                   ARTICLE V

             CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER

     SECTION 5.01.  Merger, Consolidation or Sale of Assets.  The Company shall
                    ---------------------------------------
not in any transaction or series of related transactions, consolidate with, or merge with or into, any other Person or permit any other Person to merge with or into the Company (other than a merger of a Restricted Subsidiary of the Company into the Company in which the Company is the continuing corporation), or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole to any other Person, unless:

          (a)  either (i) the Company shall be the continuing corporation or
(ii) the corporation (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person which acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole (any such corporation or Person being the "Surviving Entity") shall be a corporation organized and validly existing under the laws of the United States of America, any political subdivision thereof, any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest and Special Interest, if any, on all the Convertible Notes and the performance of every covenant and obligation in this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including, without limitation, any
                          --- -----
Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of related transactions), no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (c) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company (or the Surviving Entity, if the
                  --- -----
Company is not continuing) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction.

     In connection with any consolidation, merger, sale, assignment, conveyance, lease, transfer of assets or other transactions contemplated by this Section 5.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, lease, transfer or other transaction and any supplemental indenture in respect thereto comply with this Article V and that all conditions precedent herein provided for relating to such transactions have been complied with (all of the foregoing, a "Permitted Merger").

     SECTION 5.02.  Successor Corporation Substituted.  Upon any Permitted
                    ---------------------------------
Merger, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder and the Convertible Notes with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Person duly assumes all of the obligations and covenants of the Company pursuant hereto and the Convertible Notes, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

     If such Surviving Entity shall have succeeded to and been substituted for the Company, such surviving Entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Convertible Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the order of such Surviving Entity, instead of the Company, and subject to all of the terms, conditions and limitations in this Indenture, the Trustee shall act thereafter and shall deliver any Convertible Notes which previously shall have been signed and delivered by two Officers of the Company to the Trustee for authentication. All of the Convertible Notes so issued, and any Convertible Notes which such Surviving Entity thereafter shall cause to be signed and delivered to the Trustee, shall have the same legal rights and benefits under this Indenture as the Convertible Notes theretofore or thereafter issued in accordance with the terms of this Indenture and the Convertible Note Guarantees, if any, as though all of such Convertible Notes had been issued on the date of execution hereof.

     In the case of any such substitution, merger, sale, transfer, conveyance or other disposal, such changes in phraseology and form (and in substance) may be made in the Convertible Notes to be issued as may be appropriate.

     For all purposes of this Indenture and the Convertible Notes, Subsidiaries of any Surviving Entity will, upon such transaction or series of transactions, become Restricted Subsidiaries or Unrestricted Subsidiaries as provided pursuant to this Indenture.

                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

     SECTION 6.01.  Events of Default.  "Event of Default," wherever used herein
                    -----------------
with respect to the Convertible Notes, means any one of the following events (whatever the reason for such event, and whether it shall be voluntary or involuntary, or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of interest (or Special Interest, if any) on any Convertible Note when the same becomes due and payable, and the continuance of such Default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Convertible Note when the same becomes due and payable whether upon Maturity, optional redemption, required repurchase (including pursuant to a Change of Control Offer, an Asset Sale Offer or a repurchase offer upon a

Termination of Trading) or otherwise, or the failure to make an offer to purchase any Convertible Note as herein required; or

          (c) default in the performance, or breach, of any covenant or agreement contained in Section 4.07, Section 4.08, Section 4.13, Section 4.14,
Section 4.15 or Article V hereof; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture or the Convertible Notes (other than a covenant or warranty addressed in Section 6.01(a), Section 6.01(b) or Section 6.01(c) hereof), and the continuance of such Default or breach for a period of 45 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent of the aggregate principal amount at Stated Maturity of the outstanding Convertible Notes; or

          (e) Indebtedness of the Company or any Restricted Subsidiary is not paid when due and payable within the applicable grace period, if any, or is accelerated by the holders thereof and, in either case, the principal amount of such accelerated or unpaid Indebtedness exceeds $5,000,000; or


          (f) the entry by a court of competent jurisdiction of one or more final nonappealable judgments uninsured or unindemnified for the payment of money against the Company or any Restricted Subsidiary of the Company in an aggregate uninsured or unindemnified amount in excess of $5,000,000, which is not discharged, waived, stayed, bonded or satisfied for a period of 60 consecutive days; or

          (g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankrupcty laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (ii) a decree or order adjudging the Company or any Significant Restricted Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company or any Significant Restricted Subsidiary of the Company under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Significant Restricted Subsidiary of the Company, or ordering the winding-up or liquidation of the affairs of the Company or any Significant Restricted Subsidiary of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h) (i)  the commencement by the Company or any Significant
Restricted Subsidiary of the Company of a voluntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by the Company or any Significant Restricted Subsidiary of the Company to the entry of a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Restricted Subsidiary of the Company; or (iii) the filing by the Company or any Significant Restricted Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law; or (iv) the consent by the Company or any Significant Restricted Subsidiary of the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Significant Restricted Subsidiary, or the making by the Company or any Significant Restricted Subsidiary of the Company of an assignment for the benefit of creditors; or (v) the admission by the Company or any Significant Restricted Subsidiary of the Company in writing of its inability to pay its debts generally as they become due; or (vi) the taking of corporate action by the Company or any Significant Restricted Subsidiary of the Company in furtherance of any such action; or

          (i) the occurrence and continuation of an "event of default" under the Senior Note Indenture for a period of 30 consecutive days, after written notice of the occurrence of such "event of default" has been given to the Company by the Trustee or a Holder or Holders of Convertible Notes, which notice states that such an event constitutes a Default hereunder.

     SECTION 6.02.  Acceleration.  If any Event of Default (other than an Event
                    ------------
of Default specified in Section 6.01(g) or Section 6.01(h) hereof) occurs and is continuing, then and in every such case, the Trustee by a notice in writing to the Company, or the Holders of not less than 25 percent of the outstanding aggregate principal amount at Stated Maturity of Convertible Notes by a notice in writing to the Company and the Trustee, may declare the Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Convertible Notes then outstanding to be immediately due and payable. Upon any such declaration, such Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Convertible Notes then outstanding will become and be immediately due and payable. If an Event of Default specified in Section 6.01(g) or Section 6.01(h) hereof occurs, the Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Convertible Notes then outstanding shall ipso facto become and be immediately due and payable without
                  ---- -----
any declaration or other act on the part of the Trustee or any Holder of Convertible Notes.

     In the event of a declaration of acceleration because an Event of Default set forth in Section 6.01(e) hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 6.01(e) hereof shall be remedied, or cured or waived by the holders of the relevant Indebtedness within 60 days after such event of default; provided that no
                                                         --------
judgment or decree for the payment of the money due on the Convertible Notes has been obtained by the Trustee as hereinafter in this Article VI provided. In the event of a declaration of acceleration because an Event of Default set forth in
Section 6.01(i) hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled (A) if the Senior Notes have been repaid, (B) if the event of default under the Senior Note Indenture triggering such Event of Default pursuant to Section 6.01(i) hereof shall be remedied or cured, or waived by the holders of the Senior Notes, or (C) if the Senior Notes have been accelerated, then the acceleration of the Senior Notes shall have been rescinded within 60 days of the occurrence of such event of default under the Senior Note Indenture, and, in the case of clauses (A), (B) or (C) above, the Senior Note Trustee so certifies to the Trustee, provided that any such event described in clause (A), (B) or (C) above must occur prior to the commencement of an enforcement proceeding with respect to this Indenture.

     Until September 30, 1999, the "Default Amount" shall equal the Accreted Value of the Convertible Notes, as of the date of determination. Thereafter, the Default Amount of each Convertible Note shall equal 100 percent of the principal amount at Stated Maturity thereof.

     At any time after a declaration of acceleration with respect to Convertible Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VI provided, the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes, by written notice to the

Company and the Trustee, may rescind and annul such declaration and its consequences if,

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue installments of interest and Special Interest, if any, on all Convertible Notes,

               (ii) the principal of (and premium, if any, on) any Convertible Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Convertible Notes and this Indenture,

               (iii) to the extent that payment of such interest or Special Interest, if any, is lawful, interest on the Defaulted Interest at the rate prescribed therefor in the Convertible Notes and this Indenture, and

               (iv) all moneys paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07 hereof; and

          (b) all Events of Default with respect to the Convertible Notes, other than the non-payment of the principal of Convertible Notes which have become due solely by such declaration of acceleration, have been cured or waived by the Holders as provided herein.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     SECTION 6.03.  Other Remedies.  The Company covenants that if an Event of
                    --------------
Default specified in Section 6.01(a) or Section 6.01(b) occurs the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on the Convertible Notes for principal (and premium, if any), accrued and unpaid interest and Special Interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest, at the rate or rates prescribed therefor in such Convertible Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to
Section 7.07 hereof.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of, or pursue any available remedy under this Indenture or otherwise to collect, the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Convertible Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property and assets of the Company or any other obligor upon such Convertible Notes, wherever situated.

     If an Event of Default with respect to the Convertible Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 6.04.  Waiver of Existing Defaults.  The Holders of a majority in
                    ---------------------------
aggregate principal amount at Stated Maturity of the Convertible Notes then outstanding by notice to the Trustee may on behalf of the Holders of all the Convertible Notes waive any existing Default or Event of Default and its consequences under this Indenture except (a) a continuing Default or Event of Default in the payment of interest (and Special Interest, if any) on, premium, if any, on or the principal of, the Convertible Notes, (b) in respect of a covenant or provision hereof which under Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each outstanding Note affected or (c) in respect of the right to require the Company to issue Convertible Note Contingent Warrants pursuant to Section 4.13 hereof or the issuance of Additional Warrants pursuant to Section 4.15 hereof, which rights under Section
9.02 hereof cannot be waived without the consent of Holders of not less than 75 percent in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 6.05.  Control by Majority.  The Holders of not less than a
                    -------------------
majority in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that
                                             --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of other Holders and would not subject the Trustee to personal liability, it being understood that (subject to Section

7.01 hereof) the Trustee shall have no duty to ascertain whether or not such directions are unduly prejudicial to such Holders, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 6.06.  Limitation on Suits.  No Holder of Convertible Notes shall
                    -------------------
have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Convertible Notes;

          (b) the Holders of not less than 25 percent in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes;

in any event, it being understood and intended that no one or more Holders of Convertible Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Convertible Notes, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Convertible Notes.

     SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding any
                    ------------------------------------
other provision of this Indenture, the right of any Holder to receive payment of principal of (premium, if any) and interest (and Special Interest, if any) on the Convertible Notes held by such Holder, on or after the respective due dates expressed in the Convertible Notes or the Redemption Dates or purchase dates provided for herein or therein, or to bring suit for the enforcement of any such payment on or after such respective dates, shall be absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

     SECTION 6.08.  Trustee May File Proofs of Claim.  In case of the pendency
                    --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under United States bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Convertible Notes or the Property and assets of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Convertible Notes shall then be due and payable as therein expressed or by declaration or otherwise or irrespective of whether the Trustee or any Holder shall have made any demand on the Company for the payment of overdue principal or interest or performed any other act pursuant to the provisions of this Article) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (and Special Interest, if any) owing and unpaid in respect of the Convertible Notes, to file such other papers or documents and to take such other actions, including participating as a member or otherwise in any official committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07 hereof) and of the Holders allowed in such judicial proceeding, (ii) unless prohibited by applicable law and regulations to vote on behalf of the Holders of the Convertible Notes in any election of a trustee or standby trustee in an arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar actions in comparable proceedings, and (iii) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     In any proceedings brought by the Trustee (and any proceedings involving the interpretation of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Convertible Notes, and it shall not be necessary to make any Holders of the Convertible Notes parties to any such proceedings.

     SECTION 6.09.  Priorities.  Any money collected by the Trustee pursuant to
                    ----------
this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (premium, if any), interest or Special Interest, if any, upon presentation of the Convertible Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:    To the payment of all amounts due the Trustee under Section 7.07 hereof;

     SECOND:   To the payment of the amounts then due and unpaid for principal of (and premium, if any) or interest and Special Interest, if any, on the Convertible Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on such Convertible Notes for principal (and premium, if any) and interest or Special Interest, if any, respectively; and

     THIRD:    To the Company, the Guarantors, if any, or as a court of
competent jurisdiction shall decide.

     The Trustee may fix a record date and payment date from any payment to Holders pursuant to this Section 6.09. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states such record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

     SECTION 6.10.  Undertaking for Costs.  All parties to this Indenture agree,
                    ---------------------
and each Holder of any Convertible Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture and the Convertible Note Guarantees, if any, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigation in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this

Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount at Stated Maturity of the outstanding Convertible Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest or Special Interest, if any, on any Convertible Note on or after its Stated Maturity.

     SECTION 6.11.  Waiver of Usury, Stay or Extension Laws.  The Company and
                    ---------------------------------------
each Guarantor, if any, (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Convertible Note Guarantees, if any; and the Company and each Guarantor, if any, (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 6.12.  Trustee May Enforce Claims Without Possession of the
                    ----------------------------------------------------
Convertible Notes.  All rights of action and claims under this Indenture, the
-----------------
Convertible Note Guarantees, if any, or the Convertible Notes may be prosecuted and enforced by the Trustee without the possession of any of the Convertible Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgement shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Convertible Notes.

     SECTION 6.13.  Restoration of Rights and Remedies.  If the Trustee or any
                    ----------------------------------
Holder of Convertible Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 6.14.  Rights and Remedies Cumulative.  Except as otherwise
                    ------------------------------
provided in Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.15.  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Convertible Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI, by the Convertible Note Guarantees, if any, or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                  ARTICLE VII

                                    TRUSTEE

     SECTION 7.01.  Duties of Trustee.  (a)  If an Event of Default has occurred
                    -----------------
and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default: (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such
                                --------
certificates or opinions that by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, provided that: (i) this paragraph (c) shall not limit the effect of
            --------
paragraph (b) of this Section 7.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
6.05 hereof.

          (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII and to the provisions of the Trust Indenture Act.

     SECTION 7.02.  Rights of Trustee.   (a)  The Trustee may rely on any
                    -----------------
document believed by it to be genuine and to have been signed or presented by the proper Person. Except as provided in Section 7.01(b) hereof, the Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent; provided that such agent was
                                                    --------
appointed with due care by the Trustee.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not constitute willful
        --------
misconduct or negligence.

          (e) The Trustee shall not be charged with knowledge of any Default or Event of Default under Sections 6.01(c), 6.01(d), 6.01(e), 6.01(f), 6.01(g),
6.01(h) or 6.01(i) hereof (provided that the Trustee shall comply with the automatic stay provisions of United States bankruptcy laws), of the identity of any Restricted Subsidiary or of the existence of any Change of Control, Asset Sale or Termination of Trading unless either (i) a Trust Officer shall have actual knowledge thereof, or (ii) the Trustee shall have received notice thereof in accordance with

Sections 4.12 and 14.02 hereof from the Company or in accordance with Section
14.02 hereof from any Holder of Convertible Notes.

          (f) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (i) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

     As used throughout this Indenture, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

     SECTION 7.03.  Individual Rights of Trustee.  The Trustee, any Paying Agent
                    ----------------------------
or Registrar, in its individual or any other capacity, may become the owner or pledgee of Convertible Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar hereunder, as the case may be; provided that the Trustee must
                                                  --------
in any event comply with Section 7.10 and Section 7.11 hereof.

     SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be responsible
                    --------------------
for and makes no representation as to the validity or adequacy of this Indenture, the Convertible Note Guarantees, if any, or the Convertible Notes, it shall not be accountable for the Company's use of the proceeds from the Convertible Notes, and it shall not be responsible (a) for any statement of the Company in this Indenture, including the recitals contained herein, or in any document issued in connection with the sale of the

Convertible Notes or in the Convertible Notes other than the Trustee's certificate of authentication or (b) for compliance by the Company with the Registration Rights Agreement.

     SECTION 7.05.  Notice of Defaults.  Within 90 days after the occurrence of
                    ------------------
any Default hereunder with respect to the Convertible Notes, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided that, except in the case
                                              --------
of a Default in the payment of the principal of (or premium, if any) or interest or Special Interest, if any, on any Convertible Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trust Officers of the Trustee in good faith determine that the with holding of such notice is in the interest of Holders.

     SECTION 7.06.  Preservation of Information; Reports by Trustee to Holders.
                    ----------------------------------------------------------
(a) The Company shall furnish or cause to be furnished to the Trustee:

          (i) semiannually, not less than 10 days prior to each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the Record Date immediately preceding such Interest Payment Date, and

          (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Registrar for the
--------
Convertible Notes, no such list need be furnished with respect to the Convertible Notes.

          (b) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.06(a) hereof and the names and addresses of Holders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.06(a) hereof upon receipt of a new list so furnished.

          (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture, the Convertible Note Guarantees, if any, or the Convertible Notes.

          (d) Each Holder of Convertible Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this
Section 7.06, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section 7.06.

          (e) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders of Convertible Notes, a brief report dated as of such May 15 if and to the extent required under Section 313(a) of the Trust Indenture Act.

          (f) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

          (g) A copy of each report described in Section 7.06(e) hereof shall, at the time of its transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Convertible Notes are then listed, with the Commission and also with the Company. The Company shall promptly notify the Trustee of any securities exchange upon which the Convertible Notes are listed.

     SECTION 7.07  Compensation and Indemnity.  The Company shall pay to the
                   --------------------------
Trustee from time to time reasonable compensation for its services. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

     The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss, liability or expense (including reasonable attorneys' fees) arising out of or incurred by it in connection with the acceptance or administration of the trust created by this Indenture and the performance of its duties hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend any such claim and the Trustee shall cooperate in the defense of such claim. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or negligence.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Convertible Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, premium, if any, and interest (including Special Interest, if any) on, particular Convertible Notes.

     The Company's payment obligations pursuant to this Section 7.07 shall survive the resignation or removal of the Trustee and discharge of this Indenture and any Convertible Note Guarantees. Subject to any other rights available to the Trustee under applicable bankruptcy law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(g) or Section 6.01(h) hereof, the expenses are intended to constitute expenses of administration under bankruptcy law.

     SECTION 7.08.  Replacement of Trustee.  (a)  No resignation or removal of
                    ----------------------
the Trustee and no appointment of a successor Trustee pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.08.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (i) The Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Convertible Note for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

               (ii) The Trustee shall cease to be eligible under Section 7.10 hereof and shall fail to resign after written request therefor by the Company or by any such Holder; or

               (iii) The Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its Property and assets or affairs, or any public officer shall take charge or control of the Trustee or of its Property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

               (iv) The Trustee shall commence a voluntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its Property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the Convertible Notes, or (ii) subject to Section 6.10 hereof, any Holder who has been a bona fide Holder of a Convertible Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Convertible Notes.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 7.08, become the successor Trustee and to that extent replace any successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any

Holder that has been a bona fide Holder of a Convertible Note for at least six months may, subject to Section 6.10 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such resignation, removal and appointment by first class mail, postage prepaid, to the Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Convertible Notes and the address of its Corporate Trust Office.

          (g) In the event of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all Property and money held by such former Trustee hereunder, subject to its Lien, if any, provided for in Section 7.07 hereof.

          (h) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Section 7.08(g) hereof.

          (i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VII and under the Trust Indenture Act.

     SECTION 7.09.  Successor Trustee by Merger.  Any corporation into which the
                    ---------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise
                       --------
qualified and eligible under this Article VII and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Convertible Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Convertible Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Convertible Notes. In the event that any Convertible Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Convertible Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 7.10.  Eligibility; Disqualification.  There shall at all times be
                    -----------------------------
a Trustee hereunder which shall be

               (i) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

               (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $100,000,000.

     If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible to serve as Trustee hereunder pursuant to the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified in this Article VII.

     The Indenture shall always have a Trustee which satisfies the requirements of Section 310(a)(1), (2), and (5) of the Trust Indenture Act. If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

     Neither the Company, any Guarantor, any Subsidiary nor any Affiliate of the Company shall serve as Trustee hereunder.

     SECTION 7.11.  Preferential Collection of Claims Against Company.  The
                    -------------------------------------------------
Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act.
A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                 ARTICLE VIII

                                  DEFEASANCE

     SECTION 8.01.  Company's Option to Effect Legal Defeasance or Covenant
                    -------------------------------------------------------
Defeasance.  The Company may elect, at its option, at any time, to have Section
----------
8.02 or Section 8.03 hereof applied to the outstanding Convertible Notes (in whole and not in part) upon compliance with the conditions set forth below in this Article VIII, such election shall be evidenced by a Board Resolution delivered to the Trustee.

     SECTION 8.02.  Legal Defeasance and Discharge.  Upon the Company's exercise
                    ------------------------------
of its option to have this Section 8.02 applied to the outstanding Convertible Notes (in whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Convertible Notes as provided in this Section 8.02 on and after the date the conditions set forth in
Section 8.04 hereof are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Convertible Notes and the Company and the Guarantors, if any, shall be deemed to have satisfied all their other obligations under such Convertible Notes, the Convertible Note Guarantees, if any, and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

          (a) the rights of Holders of such Convertible Notes to receive, solely from the trust fund described in Section 8.04 hereof and as more fully set forth in such Section 8.04 payments in respect of the principal of and any premium and interest (and Special Interest, if any) on such Convertible Notes when payments are due,

          (b) the Company's obligations with respect to such Convertible Notes under Sections 2.06, 2.07, 2.09, 4.02, 4.03, 4.04 and 11.03 hereof,

          (c) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture,

          (d)  Article III hereof,

          (e)  this Article VIII, and

          (f)  Article XII hereof.

          Subject to compliance with this Article VIII, the Company may exercise its option to have this Section 8.02 applied to the outstanding Convertible Notes (in whole and not in part) notwithstanding the prior exercise of its option to have Section 8.03 hereof applied to such Convertible Notes.

     SECTION 8.03.  Covenant Defeasance.  Upon the Company's exercise of its
                    -------------------
option to have this Section 8.03 applied to the outstanding Convertible Notes (in whole and not in part), (i) the Company shall be released from its obligations under Sections 4.05 through 4.11, inclusive, Sections 4.13 through 4.15, inclusive, and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof, (ii) the occurrence of any event specified in Section 6.01(c) or Section 6.01(d) hereof, with respect to any of Sections 4.05 through 4.11, inclusive, Sections 4.13 through 4.15, inclusive, and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof, shall be deemed not to be or result in an Event of Default, in each case with respect to such Convertible Notes as provided in this
Section 8.03 on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Convertible Notes, the Company and the Guarantors, if any, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to extent so specified in the case of Sections 6.01(c) and 6.01(d) hereof), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document; but the remainder of this Indenture, the Convertible Note Guarantees, if any, and such Convertible Notes shall be unaffected thereby.

     SECTION 8.04.  Conditions to Defeasance Covenant Defeasance.  The
                    --------------------------------------------
following shall be the conditions to the application of Section 8.02 or Section
8.03 hereof to the outstanding Convertible Notes:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of such Convertible Notes, (i) money in an amount, or

(ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any installment of interest (including Special Interest, if any) on, such Convertible Notes at the Stated Maturity thereof, in accordance with the terms of this Indenture and such Convertible Notes.

          (b) In the event of an election to have Section 8.02 hereof apply to the outstanding Convertible Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Convertible Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Convertible Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the event of an election to have Section 8.03 hereof apply to the outstanding Convertible Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Convertible Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Convertible Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) No Default or Event of Default with respect to the outstanding Convertible Notes shall have occurred and be continuing at the time of such deposit after giving effect thereto and no Default or Event of Default under
Section 6.01(g) or 6.01(h) shall have occurred and be continuing on or prior to the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day).

          (e) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming for the purpose of this clause (e) that all Convertible Notes are in default within the meaning of such Act).

          (f) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or any Guarantor, if any, is a party or by which it is bound.

          (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

          (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     SECTION 8.05.  Deposited Money and U.S. Government Obligations to be Held
                    -----------------------------------------------------------
in Trust; Miscellaneous Provisions.  All money and U.S. Government Obligations
----------------------------------
(including the proceeds thereof) deposited with the Trustee pursuant to Section
8.04 hereof in respect of the outstanding Convertible Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Convertible Notes and this Indenture, to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of such Convertible Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Convertible Notes.

     Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the outstanding Convertible Notes.

     SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is unable to
                    -------------
apply any money in accordance with this Article VIII with respect to any Convertible Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application then the obligations under this Indenture, the Convertible Note Guarantees, if any, and such Convertible Notes from which the Company and any Guarantor has been discharged or released pursuant to Section 8.02 or 8.03 hereof shall be revived and reinstated as though no deposit has occurred pursuant to this
Article VIII with respect to such Convertible Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 8.05 hereof with respect to such Convertible Notes in accordance with this Article VIII; provided that if the Company or any Guarantor makes any payment of principal of or any premium, interest or Special Interest, if any, on any such Convertible Note following such reinstatement of its obligations, the Company or such Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Convertible Notes to receive such payment from the money so held in trust.


                                  ARTICLE IX

                                  AMENDMENTS

     SECTION 9.01.  Without Consent of Holders.  The Company, the Guarantors, if
                    --------------------------
any, and the Trustee may, at any time, and from time to time, without notice to or consent of any Holders of Convertible Notes, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company or a Guarantor, as applicable, and the assumption by such successor of the covenants and obligations of the Company in this Indenture and the Convertible Notes or such Guarantor contained in its Convertible Note Guarantee and this Indenture; or

          (b) to add to the covenants of the Company, for the benefit of the Holders of all of the Convertible Notes, or to surrender any right or power herein conferred upon the Company or the Guarantors, if any, by this Indenture; or

          (c)  to add any additional Events of Default; or

          (d) to provide for uncertificated Convertible Notes in addition to or in place of Certificated Convertible Notes; or

          (e) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee; or

          (f) to cure any ambiguity herein, or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof or to add any other provisions with respect to matters or questions arising under this Indenture; provided that such
                                                              --------
actions shall not adversely affect the interests of the Holders of Convertible Notes in any material respect; or

          (g) to provide for Restricted Subsidiaries to become Guarantors pursuant to Section 4.09 hereof and Article X hereof; or

          (h)  to secure the Convertible Notes; or

          (i) to make provisions with respect to the conversion rights of Holders pursuant to the requirements of Section 12.04 or Section 12.11 hereof; or

          (j) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.02.  With Consent of Holders.  With the consent of the Holders of
                    -----------------------
not less than a majority in aggregate principal amount of the outstanding Convertible Notes, by Act of said Holders delivered to the Company, the Guarantors, if any, and the Trustee, the Company, the Guarantors, if any, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modify modifying in any manner the rights of the Holders; provided that no such supplemental indenture shall,
                       --------
without the consent of the Holder of each outstanding Convertible Note:

          (a) change the Stated Maturity of the principal of, or any installment of interest or Special Interest, if any, on, any Convertible Note, or reduce the Accreted Value or principal amount at Stated Maturity thereof (or any premium, if any), or the interest (including Special Interest, if any) thereon, that would be due and payable upon Stated Maturity thereof, or reduce the Default Amount that would be due and payable upon Stated Maturity thereof, or change the place of payment where, or the coin or currency in which, any Convertible Note or any premium or interest (including Special Interest, if any) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

          (b) reduce the percentage in principal amount, of the outstanding Convertible Notes, the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of this Indenture or the Convertible Note Guarantees, if any, or Defaults hereunder; or

          (c) modify any of the provisions of Section 6.04 hereof, except to increase any percentage set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Convertible Note affected thereby; or

          (d) subordinate in right of payment, or otherwise subordinate, the Convertible Notes or any Convertible Note Guarantees to any other Indebtedness other than Senior Indebtedness; or

          (e) modify any of the provisions of this Section 9.02, except to increase any percentage set forth herein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Convertible Note affected thereby; or

          (f) make any change in the provisions of Article XI, which would adversely affect the Holders of the Convertible Notes; or

          (g) adversely affect the rights of the Holders of the Convertible Notes to convert such Convertible Notes; or

          (h) modify the obligations of the Company to make offers to purchase Convertible Notes upon a Change of Control or from the proceeds of Asset Sales or upon a Termination of Trading;

provided that the Holders of not less than 75 percent in aggregate principal amount at Stated Maturity of the outstanding Convertible Notes may, on behalf of the Holders of all such Convertible Notes, waive any right to require the Company to issue to the Holders of the Convertible Notes either Convertible Note Contingent Warrants or Additional Warrants.

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03.  Effect of Supplemental Indentures.  Upon the execution of
                    ---------------------------------
any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Convertible Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.04.  Compliance with Trust Indenture Act.  Every amendment or
                    -----------------------------------
supplement to this Indenture or the Convertible Notes shall comply with the Trust Indenture Act as then in effect.

     SECTION 9.05.  Revocation and Effect of Consents and Waivers.  A consent
                    ---------------------------------------------
to an amendment, supplement or a waiver by a

Holder of a Convertible Note shall bind the Holder and every subsequent Holder of such Convertible Note or portion of such Convertible Note that evidences the same debt as the consenting Holder's Convertible Note, even if notation of the consent or waiver is not made on such Convertible Note; provided that any such
                                                        --------
Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Convertible Note or portion of such Convertible Note if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver become effective. After an amendment, supplement or waiver becomes effective pursuant to this Article IX, it shall bind every Holder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     SECTION 9.06.  Notation on or Exchange of Convertible Notes.  If a
                    --------------------------------------------
supplemental indenture changes the terms of a Convertible Note, the Trustee may require the Holder thereof to deliver such Convertible Note to the Trustee. The Trustee may place an appropriate notation on such Convertible Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for such Convertible Note shall issue and the Trustee shall authenticate a new Convertible Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Convertible Note shall not affect the validity of such amendment of supplement.

     SECTION 9.07.  Trustee to Execute Supplemental Indentures.  The Trustee
                    ------------------------------------------
shall execute any supplemental indenture authorized pursuant to this Article IX if such supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but shall not be required to, execute such supplemental indenture. In executing any supplemental indenture, the Trustee shall be entitled to received indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01 hereof) shall be fully protected in relying upon, an Officers' Certificate (which need only cover the matters set forth in clause (a) below) and an Opinion of Counsel provided by the Company stating that:

          (a) such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution, delivery and performance of such supplemental indenture have been satisfied;

          (b) the Company and the Guarantors, if any, have all necessary corporate power and authority to execute and deliver the supplemental indenture and that the execution, delivery and performance of such supplemental indenture has been duly authorized by all necessary corporate action of the Company and the Guarantors, if any;

          (c) the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Indenture,
(ii) the charter documents and by-laws of the Company or any Guarantor, or (iii) any material agreement or instrument to which the Company or any Guarantor is subject;

          (d) to the best knowledge and belief of legal counsel writing such Opinion of Counsel, the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Company or any Guarantor, or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or any Guarantor;

          (e) such supplemental indenture has been duly and validly executed and delivered by the Company and the Guarantors, if any, and this Indenture together with such supplemental indenture constitutes a legal, valid and binding obligation of the Company and the Guarantors, if any, enforceable against the Company and the Guarantors, as applicable, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

          (f) this Indenture together with such amendment or supplement complies with the Trust Indenture Act.

     SECTION 9.08   Solicitation of Consents.  Neither the Company nor any of
                    ------------------------
its Subsidiaries nor any of their Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holders of any Convertible Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Convertible Note Guarantees, if any, or the Convertible Notes, unless such consideration is offered to be paid or agreed to be paid to all Holders of the Convertible Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.


                                   ARTICLE X

                          CONVERTIBLE NOTE GUARANTEES

     SECTION 10.01  Convertible Note Guarantees  (a)  Subject to the provisions
                    ---------------------------
of this Article X, each Restricted Subsidiary of the Company, if any, which in accordance with Section 4.09 hereof is required in the future to become a Guarantor and to guarantee the obligations of the Company and the Guarantors under the Convertible Notes and the Convertible Note Guarantees, upon execution of a supplemental indenture, hereby jointly and severally, irrevocably and unconditionally guarantees to the Trustee and to each Holder of a Convertible Note authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture, the Convertible Notes, or the obligations of the Company and any other Guarantors, under this Indenture that: (i) the principal of, premium, if any, and any interest, and Special Interest, if any, on the Convertible Notes (including, without limitation, any interest that accrues after the filing of a proceeding of the type described in Sections 6.1(g) and (h)) and any fees, expenses and other amounts owing under this Indenture will be duly and punctually paid in full when due, whether at Stated Maturity, by acceleration, call for redemption, upon a Change of Control Offer, Asset Sale Offer, exercise of a repurchase right upon a Termination of Trading, purchase or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, and Special Interest, if any, on the Convertible Notes and any other amounts due in respect of the Convertible Notes, if lawful, and all other obligations of the Company and the Guarantors, if any, to the Holders of the Convertible Notes under this Indenture and the Convertible Notes, whether now or hereafter existing, will be promptly paid in full or performed, all strictly in accordance with the terms hereof, of the Convertible Notes and of the Convertible Note Guarantees, if any; and (ii) in case of any extension of time of payment or renewal of any Convertible Notes or any of such other obligations the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration, call for redemption, upon a Change of Control Offer, Asset Sale Offer, exercise of a repurchase right upon a Termination of Trading, purchase or otherwise. If payment is not made when due of any amount so guaranteed for whatever reason, each Guarantor shall be jointly and severally obligated to pay the same individually whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section
6.02. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. An Event of Default under this Indenture or the Convertible Notes shall constitute an Event of Default under this Convertible Note Guarantee, and shall entitle the Holders to accelerate the obligations of each Guarantor hereunder in the same manner and to the same extent as the obligations of the Company. This Convertible Note Guarantee is intended to be superior to or pari passu in right
                                                            ---- -----
of payment with all Indebtedness of the Guarantors, other than the Senior Note Guarantees, if any, of such Guarantors, and each Guarantor's obligations are independent of any obligation of the Company or any other Guarantor.

          (b) Each Guarantor hereby agrees that its obligations hereunder shall be joint and several, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Convertible Notes, this Indenture, or any other document relating thereto, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company or any other Person, any action to enforce the same or any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company or any other Person, any right to require a proceeding first against the Company or any other Person, protest notice and all demands whatsoever and covenants that its Convertible Note Guarantee will not be discharged except by complete performance of the obligations contained in the Convertible Notes, this Indenture and this Convertible Note Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any receiver, trustee, assignee, liquidator or similar official under any applicable bankruptcy or insolvency or other similar law any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Convertible Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (c) Until such time as the Convertible Notes and the other obligations of the Company guaranteed hereby have been satisfied in full, each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Convertible Note Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Company or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other

Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the later of the payments in full of the Convertible Notes and all other amounts payable under this Indenture, this Convertible Note Guarantee and the Stated Maturity of the Convertible Notes, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Convertible Notes and all other amounts payable under this Convertible Note Guarantee, whether matured or unmatured, in accordance with the terms of this Indenture, or to be held as collateral for any obligations or other amounts payable under this Convertible Note Guarantee thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 10.01(c) is knowingly made in contemplation of such benefits. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article X, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Convertible Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations guaranteed hereby as provided in
Article VI, such obligations (whether or not due and payable) shall further then become due and payable by the Guarantors for the purposes of this Convertible Note Guarantee.

          (d) A Guarantor that makes a distribution or payment under a Convertible Note Guarantee shall be entitled to contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each such other Guarantor for all payments, damages and expenses incurred by that Guarantor in discharging the Company's obligations with respect to the Convertible Notes and this Indenture, or any other Guarantor with respect to its Convertible Note Guarantee, so long as the exercise of such right does not impair the rights of the Holders of the Convertible Notes under the Convertible Note Guarantees.

          (e) The Company shall cause each Restricted Subsidiary which, after the date of this Indenture, is required pursuant to Section 4.10(a) hereof to become a Guarantor to (a) execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee which subjects such Restricted Subsidiary to the provisions of this Indenture as a Guarantor, and (b) deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning debtor's rights and equitable principles as may be acceptable to the Trustee in its reasonable discretion) and containing such other matters as the Trustee may reasonably request.

     SECTION 10.02  Limitation of Guarantor's Liability.  Each Guarantor and, by
                    -----------------------------------
its acceptance hereof, each beneficiary hereof, hereby confirms that it is its intention that the Convertible Note Guarantee by such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any other bankruptcy, receivership, insolvency, liquidation or other similar legislation or legal principles under any applicable foreign law to the extent applicable to any Convertible Note Guarantees. To effectuate the foregoing intention, each such Guarantor hereby irrevocably agrees that the obligation of such Guarantor under its Convertible Note Guarantee under this
Article X shall be limited to the lesser of (a) an amount equal to such Guarantor's Adjusted Net Assets as of the date such Guarantee is executed and delivered or (b) the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this
Article X result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent conveyance or fraudulent transfer or not otherwise being void, voidable or unenforceable under any bankruptcy, reorganization, receivership, insolvency, liquidation or other similar legislation or legal principles under any applicable foreign law.

     SECTION 10.03  Execution and Delivery of Convertible Note Guarantees.  To
                    -----------------------------------------------------
further evidence its Convertible Note Guarantee set forth in Section 10.01 hereof, each Guarantor hereby agrees that a notation of such Convertible Note Guarantee may be, but is not required to be, endorsed on each Convertible Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an authorized officer of such Guarantor. Each Guarantor hereby agrees that its Convertible Note Guarantee set forth in Section 10.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Convertible Note a notation of such Convertible Note Guarantee. If an Officer of a Guarantor whose signature is on this Indenture or a Convertible Note no longer holds that office at the time the Trustee authenticates such Convertible Note or at any time thereafter, such Guarantor's Convertible Note Guarantee of such Convertible Note shall be valid nevertheless. The delivery of any Convertible Note by the Trustee, after the authentication thereof hereunder, whether or not endorsed with a notation of the Convertible Note Guarantee, shall constitute due

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

delivery of any Convertible Note Guarantee set forth in this Indenture on behalf of such Guarantor.

     SECTION 10.04  When a Guarantor May Merge, etc.  No Guarantor shall
                    -------------------------------
consolidate with or merge with or into (whether or not such Guarantor is the surviving person) another corporation, Person or entity whether or not affiliated with such Guarantor (but excluding any consolidation or merger if the surviving corporation is no longer a Subsidiary) unless (i) subject to the provisions of Section 10.05 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee under the Convertible Notes and this Indenture and (ii) immediately after giving effect to such transaction, no Default or Event of Default exists. In connection with any such consolidation or merger, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel stating that such consolidation or merger is permitted by this Section 10.04.

     SECTION 10.05  Release of a Guarantor.  (a) Upon the sale or other transfer
                    ----------------------
of all of the Capital Stock of a Guarantor to any Person that is not an Affiliate of the Company in compliance with the terms of this Indenture (including, without limitation, Section 4.08 hereof), such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Indenture without any further action required on the part of the Trustee or any Holder; provided that the Net Cash Proceeds of such
                                   --------
sale or other disposition are applied in accordance with Section 4.08 of this Indenture as if such sale or disposition were an Asset Sale and in accordance with the applicable provisions of this Indenture. The Trustee shall deliver an appropriate instrument or instruments evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this Section 10.05(a) and the other applicable provisions of this Indenture.

          (b) Notwithstanding the foregoing, any Convertible Note Guarantee by a Restricted Subsidiary shall be automatically and unconditionally released and discharged upon the release or discharge of the guarantee of Guaranteed Indebtedness which resulted in the creation of such Convertible Note Guarantee pursuant to Section 4.09 hereof, except a discharge or release by, or as a result of, payment under such guarantee. The Trustee shall deliver an appropriate instrument or instruments evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to compliance with this Section 10.05(b) and the other applicable provisions of this Indenture.

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

                                  ARTICLE XI

                      SUBORDINATION OF CONVERTIBLE NOTES
                        AND CONVERTIBLE NOTE GUARANTEES


     SECTION 11.01  Convertible Notes and Convertible Note Guarantees
                    -------------------------------------------------
Subordinated to Senior Indebtedness.  The Company and the Guarantors covenant
-----------------------------------
and agree, and each Holder of a Convertible Note, by acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth and except as otherwise set forth in this Article, the Indebtedness represented by the Convertible Notes and this Indenture (including the Convertible Note Guarantees) and the payment of the principal of and premium, if any, and interest (including Special Interest, if any) on each and all of the Convertible Notes and of any amounts due in respect of any Convertible Notes and this Indenture (including the Convertible Note Guarantees and any payments thereon made or to be made by a Guarantor under its Convertible Note Guarantee), are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

     SECTION 11.02  Payment Over of Proceeds Upon Dissolution, etc.  In the
                    ----------------------------------------------
event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or other Obligor or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company or any other Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any other Obligor, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Convertible Notes are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium, if any, or interest (including Special Interest, if any) on the Convertible Notes and on account of any amounts due in respect of any Convertible Notes and any payment thereon made or to be made by a Guarantor under its Convertible Note Guarantee, and to that end until the Senior Indebtedness is paid in full the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or any other Obligor being subordinated to the payment of the Convertible Notes or the Convertible Note Guarantees, as applicable, which may be payable or deliverable in respect of the Convertible Notes or the Convertible Note Guarantees, as applicable, in any such case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or any other Obligor.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Convertible Note shall have received any payment or distribution of assets of the Company or any other Obligor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or of a Guarantor being subordinated to the payment of the Convertible Notes or a Convertible Note Guarantee, as applicable, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Trust Officer of the Trustee in writing or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company or any other Guarantor for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company or any other Guarantor or other Person as reorganized or readjusted, or securities of the Company or any other Guarantor or any other Person which are Capital Stock or subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Convertible Notes or the Convertible Note Guarantees are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its Properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V. Similarly, the consolidation of a Guarantor with, or the merger of a Guarantor into, another Person or the liquidation or dissolution of a Guarantor to the extent permitted by this Indenture shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of a Guarantor for the purposes of this Section.

     SECTION 11.03  Prior Payment to Senior Indebtedness upon Acceleration of
                    ---------------------------------------------------------
Convertible Notes.  In the event that any Convertible Notes are declared due
-----------------
and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Convertible Notes so become due and payable shall be entitled to receive payment in full in cash of all amounts due on or in respect of such Senior Indebtedness before the Holders of the Convertible Notes are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company or any other Obligor being subordinated to the payment of the Convertible Notes or the Convertible Note Guarantees, as applicable) by the Company or any other Obligor on account of the principal of or premium, if any, or interest (including Special Interest, if any), on or other amounts due in respect of, the Convertible Notes or the Convertible Note Guarantees, as applicable, or on account of the purchase or other acquisition of Convertible Notes, except for payments in Capital Stock or securities which are subordinated in right of payment to all Senior Indebtedness, which may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Convertible Notes or the Convertible Note Guarantees are so subordinated, as provided in this Article.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Convertible Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing, or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 11.02 would be applicable.

     SECTION 11.04  No Payment When Senior Indebtedness in Default.  (a)  In the
                    ----------------------------------------------
event (i) and during the continuation of any default in the payment of principal of, premium, if any, on, interest, if any, (including Special Interest, if any) on, or other amounts due in respect of, any Senior Indebtedness, whether at the date of a required payment, maturity, upon mandatory prepayment, redemption or otherwise, or (ii) that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior

Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable unless and until such event of default shall have been cured or waived in writing or shall have ceased to exist and such acceleration shall have been rescinded or annulled or if any judicial proceeding is pending with respect to such event of default with respect to the Senior Indebtedness, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Convertible Notes) shall be made by the Company on account of the principal of, premium, if any, interest (including Special Interest, if any) on, or other amounts due in respect of, the Convertible Notes or on account of the purchase, redemption or other acquisition of Convertible Notes, except for payments in Capital Stock or securities which are subordinated in right of payment to all Senior Indebtedness, which may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Convertible Notes or the Convertible Note Guarantees are so subordinated, as provided in this Article.

          (b) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Convertible Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing or to such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 11.02 would be applicable.

     SECTION 11.05  Payment Permitted If No Default.  Nothing contained in this
                    -------------------------------
Article or elsewhere in this Indenture or in any of the Convertible Notes shall prevent (a) the Company or the Guarantors, at any time except during the pendency of any case, proceeding, dissolution, liquidation, or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 11.02 or under the conditions described in Section 11.03 or 11.04, from making payments at any time of principal of and premium, if any, or interest (including Special Interest, if any) on the Convertible Notes, or other amounts due in respect of the Convertible Notes, or the Convertible Note Guarantees, as applicable, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest (including Special Interest, if any) on, or other amounts due in respect of, the Convertible Notes or retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 11.06  Subrogation to Rights of Holders of Senior Indebtedness.
                    -------------------------------------------------------
Subject to the prior payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Convertible Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, on, interest (including Special Interest, if any) on, and any other amounts due in respect of, the Convertible Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Convertible Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Convertible Notes or the Trustee, shall, as among the Company and any Guarantor, as the case may be, its respective creditors other than holders of Senior Indebtedness and the Holders of the Convertible Notes, be deemed to be a payment or distribution by the Company or any Guarantor, as applicable, to or on account of the Senior Indebtedness.

     SECTION 11.07  Provisions Solely to Define Relative Rights. The provisions
                    -------------------------------------------
of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Convertible Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Notes is intended to or shall (a) impair, as among the Company or any Guarantor, its respective creditors other than holders of Senior Indebtedness and the Holders of the Convertible Notes, the obligation of the Company or such Guarantor, which is absolute and unconditional, to pay to the Holders of the Convertible Notes, the principal of, premium, if any, on, interest (including Special Interest, if any) on, and any other amounts due in respect of, the Convertible Notes or in respect of the Convertible Note Guarantees, as applicable, as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Guarantors, if any, of the Holders of the Convertible Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Convertible Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 11.08  Trustee to Effectuate Subordination.  Each Holder of a
                    -----------------------------------
Convertible Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 11.09  No Waiver of Subordination Provisions.  No right of any
                    -------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with. No provision of the subordination provisions contained in this Article may be amended without the consent of a majority in principal amount at Stated Maturity of Senior Indebtedness in the manner provided for in the Senior Note Indenture.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Convertible Notes, without incurring responsibility to the Holders of the Convertible Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Convertible Notes to be holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment, of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any Guarantor and any other Person.

     SECTION 11.10  Notice to Trustee.  The Company and each Guarantor shall
                    -----------------
give prompt written notice to the Trustee of any fact known to the Company or such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Notes or the Convertible Note Guarantees, as applicable. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Notes or the Convertible Note Guarantees unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company, any Guarantor or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided that if a Trust Officer of the Trustee
                                 --------
shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest (including Special Interest, if any) on, and any other amounts due in respect of any Convertible Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     Subject to the provisions of Section 7.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 11.11  Reliance on Judicial Order or Certificate of Liquidating
                    --------------------------------------------------------
Agent.  Upon any payment or distribution of assets of the Company referred to in
-----
this Article, the Trustee, subject to the provisions of Section 7.01, and the Holders of the Convertible Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered in writing to the Trustee or to the Holders of Convertible Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 11.12  Trustee Not Fiduciary for Holders of Senior Indebtedness.
                    --------------------------------------------------------
The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Convertible Notes or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     SECTION 11.13  Rights of Trustee as Holder of Senior Indebtedness;
                    ---------------------------------------------------
Preservation of Trustee's Rights.  The Trustee in its individual capacity shall
--------------------------------
be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payment to, the Trustee under or pursuant to Section 7.07.

     SECTION 11.14  Article Applicable to Paying Agents.  In case at any time
                    -----------------------------------
any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided that Section 11.13 shall not apply to the
                            --------
Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     SECTION 11.15  Certain Conversions Deemed Payment.  For the purposes of
                    ----------------------------------
this Article only, (a) the issuance and delivery of junior securities upon conversion of Convertible Notes in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, on, interest (including Special Interest, if any) on, or other amounts due in respect of, Convertible Notes or on account of the purchase or other acquisition of Convertible Notes and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Convertible Note shall be deemed to constitute payment on account of the principal of such Convertible Note. For the purposes of this Section, the term "junior securities" means (i) shares of any class of Capital Stock of the Company and (ii) securities of the Company or a Guarantor which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Convertible Notes are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Notes or the respective Convertible Note

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

Guarantees is intended to or shall impair, as among the Company, its respective creditors other than holders of Senior Indebtedness and the Holders of the Convertible Notes, the right, which is absolute and unconditional, of the Holder of any Convertible Note to convert such Convertible Notes in accordance with and subject to the provisions of Article XII.


                                 ARTICLE  XII

                        CONVERSION OF CONVERTIBLE NOTES

     SECTION 12.01  Conversion Privilege and Conversion Price.  Subject to and
                    -----------------------------------------
upon compliance with the provisions of this Article, at the option of the Holder thereof, any Convertible Note or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time on or after 9:00 a.m. New York City time on November 27, 1996 at the Accreted Value thereof (or of such portion thereof) as of the date of conversion thereof, if such date of conversion is prior to September 30, 1999, or the principal amount at Stated Maturity thereof (or of such portion thereof) if the date of conversion thereof is on or after September 30, 1999, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day next preceding the Stated Maturity of principal. In case a Convertible Note or portion thereof is called for redemption, such conversion right in respect of the Convertible Note or portion so called shall expire at the close of business on the Business Day next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

     The price at which Common Stock of the Company shall be delivered upon conversion (herein called the "Conversion Price") shall be equal to $134.08 per share.

     In the event that the Company consummates a sale or sales of any class of Capital Stock for an amount, individually or in the aggregate, in excess of $5,000,000 (each, a "Reset Event") and at the time of such sale or sales, the equity valuation of the Company based upon such sale or sales (as evidenced by a Board Resolution delivered to the Trustee) is less than $122,500,000, then on the date of the consummation of any such Reset Event (the "Reset Date"), the Conversion Price shall be adjusted (the "Conversion Reset") to equal 115 percent of the price (the "Conversion Reset Price") at which such sale or sales were consummated, provided, that if such sale or sales are consummated more than nine months after a Qualified Public Offering at a total equity valuation of the Company of at least $122,500,000, then no Conversion Reset will be required. In the event that the

Conversion Price before such calculation shall be equal to or less than the

Conversion Reset Price, then no additional adjustment to the Conversion Price shall be made. In addition, if the Company does not achieve consolidated total revenues (calculated in accordance with GAAP) of at least $8,500,000 for the period from June 1, 1997 through June 30, 1997 and if, by September 30, 1997, the Company has not either (i) consummated a Qualified Public Offering or (ii) been sold pursuant to a Qualified Sale of the Company, the Company shall by such date be required to either (A) obtain $10,000,000 of Additional Invested Equity or (B) (i) grant to the Holders of the Convertible Notes the right to purchase for $10,000,000 additional convertible securities of the Company convertible into 16 2/3 percent of the Common Stock on a fully diluted basis (as used herein "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement) after giving effect to the issuance of such additional convertible securities, (ii) grant to the Holders of the Convertible Notes (the Additional Warrants) on a fully diluted basis (as used herein, the term "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement) after giving effect to issuance of such Additional Warrants, and (iii) adjust the Conversion Price for the Convertible Notes by dividing the Conversion Price in effect immediately prior to the issuance of such convertible securities and warrants by 1.15.

     Notwithstanding anything to the contrary contained herein, no Holder shall be entitled to convert any of its Convertible Notes into Common Stock of the Company to the extent that any such conversion would constitute a violation of any applicable securities laws of the United States, or any other applicable jurisdiction. Any certificates evidencing Common Stock of the Company issued upon the conversion of Convertible Notes shall bear such legends, including legends reflecting restrictions on transfer required in order to maintain compliance with the provisions of the Securities Act, as the Company shall deem to be necessary or appropriate.

     SECTION 12.02  Exercise of Conversion Privileges.  In order to exercise the
                    ---------------------------------
conversion privilege, the Holder of any Convertible Note shall surrender such Convertible Note, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 4.02, accompanied by written notice to the Company in the form provided in the Convertible Note (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Convertible Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In the case of any Convertible Note which is surrendered for conversion during the period from the close of business on any Record Date through and including the next succeeding
Interest Payment Date (other than any Convertible Note whose Maturity is prior to such Interest Payment Date), interest that is payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Convertible Note is registered at the close of business on such Record Date; provided that
                                                         --------
Convertible Notes surrendered for conversion subsequent to any such Record Date shall (except in the case of Convertible Notes or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as provided in the immediately preceding sentence, in the case of any Convertible Note which is converted (a) interest whose Stated Maturity is after the date of conversion of such Convertible Note shall not be payable, and (b) no payment or adjustment shall be made upon conversion on account of any dividends on the Common Stock of the Company issued upon conversion.

     Convertible Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Convertible Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Convertible Notes as Holders shall cease, and the Person or Persons entitled to receive the Common Stock of the Company issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at any office or agency of the Company maintained pursuant to Section 4.02 a certificate or certificates for the number of full shares of Common Stock of the Company issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

     In the case of any Convertible Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Convertible Note or Convertible Notes of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Convertible Note.

     SECTION 12.03  Fractions of Shares.  No fractional share of Common Stock of
                    -------------------
the Company shall be issued upon conversion of Convertible Notes. If more than one Convertible Note shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Convertible Notes (or specified portions thereof) so surrendered. Instead of any fractional share of such Common Stock which would otherwise be issuable upon conversion of any Convertible Note or Convertible Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to such fraction multiplied by the Closing Price at the close of business on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

     SECTION 12.04  Adjustment of Conversion Price.
                    ------------------------------
          (a) In case the Company shall make a dividend or other distribution on any class or series of Capital Stock of the Company exclusively in Common Stock of the Company (other than a distribution referred to in paragraph (c) of this Section), the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case the Company shall make a dividend or other distribution on its Common Stock in shares of its Capital Stock other than Common Stock, and such dividend or distribution would not otherwise require reduction of the Conversion Price pursuant to paragraph (d), then the Conversion Price and the number and kind of shares of Capital Stock of the Company issuable upon the conversion of a Convertible Note (as in effect immediately prior to such dividend or distribution) shall be proportionately adjusted, so that the Holder of any Convertible Note thereafter converted may receive the aggregate number and kind of shares of Capital Stock of the Company that such Holder would have owned immediately following such dividend or distribution if such Convertible Note had been converted immediately prior thereto. For the purpose of this paragraph (a), the amount of Common Stock of the Company at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (b) Subject to the last sentence of paragraph (e) of this Section, in case the Company shall make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock or securities convertible into or exchangeable for Common Stock at a price per share (determined on an as-converted or as-exercised basis if the rights, options or warrants pertain to securities convertible into or exchangeable for Common Stock) which is less than the Current Market Price (determined as provided in paragraph (h) of this Section) on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price (including the minimum consideration payable upon conversion or exchange of securities convertible into or exchangeable for Common Stock) of the total number of shares of such Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Common Stock. The Company shall not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (c) In case outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares of such Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of such Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

          (d)(i) Subject to the last sentence of this paragraph (d)(i) and the last sentence of paragraph (e) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness, shares of any class of its Capital Stock, cash or other assets (including securities, but excluding any rights, options or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with GAAP (other than any Extraordinary Cash Dividend (as hereinafter defined)) and excluding any dividend or distribution referred to in paragraph (a) or (c) of this Section), the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of Indebtedness, shares of Capital Stock, cash and other assets to be distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d)(i) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider those prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (h) of this Section, to the extent possible. For purposes of this paragraph (d), an "Extraordinary Cash Dividend" shall be that portion, if any, of the aggregate amount of all cash dividends paid in any fiscal year which exceeds $25,000,000. For purposes of this paragraph (d), any dividend or distribution that includes shares of Common Stock of the Company, rights, options or warrants to subscribe for or purchase shares of such Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of Indebtedness, cash, assets or shares of Capital Stock other than shares of Common Stock, such rights, options or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)(i)) immediately followed by (y) in the case of shares of Common Stock or such rights, options or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common

     Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (a) of this Section, except that the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

               (ii) In case the Company shall issue its Common Stock for a consideration per share less than the Current Market Price (determined as provided in paragraph (h) of this Section), the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus a fraction equal to the aggregate consideration received by the Company from the issuance of such additional shares of Common Stock over the Current Market Price on the date on which the Company fixes the offering price of such additional shares of Common Stock (determined as provided in paragraph (h) of this Section), and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such issuance. The reduction in the Conversion Price provided for in the preceding sentence shall not apply to issuances of securities in transactions described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement;

               (iii) In case the Company shall issue any securities convertible into or exchangeable for its Common Stock for a consideration per share (including the minimum consideration per share payable upon conversion or exchange of any securities convertible into or exchangeable for Common Stock) of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price (determined as provided in paragraph (h) of this Section), the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus a fraction equal to the aggregate consideration received for the issuance of such securities (including the minimum consideration per share payable upon conversion or exchange of any securities convertible into or exchangeable for such Common Stock) over the Current Market Price on the date on which the Company fixes the offering price of such additional shares (determined as provided in paragraph (h) of this Section), and the denominator of which shall be the number of shares outstanding immediately prior to the issuance of such securities plus the maximum number of shares deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange rate. The reduction in the Conversion Price provided for in the preceding sentence shall not apply to issuances of securities in transactions described in clauses (i) through (ix) of Section 15(d)(iii) of the Warrant Agreement.

          (e) The reclassification of Common Stock of the Company into securities which include securities other than such Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (i) a distribution of such securities other than such Common Stock to all holders of such Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to such distribution" within the meaning of paragraph (d)(i) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock of the Company outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section). Rights, options or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of such Common Stock (either initially or under certain circumstances), which rights, options or warrants (i) are deemed to be transferred with such Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of such Common Stock, in each case in clauses (i) through (iii) until or upon the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 12.04 not be deemed issued until the occurrence of the earliest Trigger Event.

          (f) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock of the Company cash (excluding any cash that is distributed as part of a distribution referred to in paragraph
(d)(i) of this Section in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of such Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph (d)(i) or this paragraph (f) has been made previously and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Restricted Subsidiary for all or any portion of its Common Stock, and any purchase by the Company of its Common Stock in the open market, consummated within the 12 months preceding such date of determination and in respect of which no Conversion Price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (h) of this Section) on such date of determination times the number of shares of Common Stock of the Company outstanding on such date, the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the amount of cash to be distributed at such time applicable to one share of such Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

          (g) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock of the Company shall be consummated, or in case the Company shall purchase shares of Common Stock in the open market, the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which
(x) the numerator shall be the product of the Current Market Price (determined as provided in paragraph (h) of this Section) times the number of shares of such Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and (y) the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender or exchange offer, or upon such purchase, and (B) the product of such Current Market Price times such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender or exchange offer, or so purchased (the "Purchased Shares"). For the purpose of this paragraph, "Expiration Time" means either the last time that tenders may be made pursuant to a tender offer or exchanges may be made pursuant to an exchange offer, or the time of an agreement to purchase shares in the open market, as the case may be. Any reduction in the Conversion Price pursuant to this paragraph shall be made immediately following the close of business on the last Trading Day used to compute Current Market Price; provided that such reduction shall be deemed to have become effective
--------
immediately prior to the opening of business on the day following the Expiration Time. To the extent that a

Holder converts Convertible Notes prior to the conclusion of the period for which Current Market Price is to be calculated, any adjustment in the amount of Common Stock of the Company issuable upon exercise of such Convertible Note shall inure to the benefit of the Holder of such Convertible Note at the close of business on the first Trading Day following the Expiration Time. In no event shall the Exercise Price be increased as a result of the consummation of any of the transactions contemplated by this paragraph (g).

          (h) For the purpose of any computation under this paragraph and paragraphs (b) and (d), of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question. Notwithstanding anything to the contrary contained in this paragraph, (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraph (a),
(b), (c) or (d) above occurs on or after the 15th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraph (a), (b),
(c) or (d), above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph
(d) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of Indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock of the Company as of the close of business on the day before such "ex" date. If on any date there has not been a Public Equity Offering of if there is no Closing Price available for the Common Stock of the Company on any date, the Current Market Price shall be determined (a) in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an Affiliate (as defined in Rule 405 of the Securities Act of 1933, as amended) of the Company and the closing of which occurs on such date or within such a six-month period of (b) if no transaction shall have occured with the six-month period preceding such date or if such transaction is in excess of $1 million, by an Independent Financial Expert appointed in the manner provided for in paragraph (g)(i) of this Section 12.04.

          (i) (i) If any event shall occur as to which the other provisions of this Section 12.04 are not strictly applicable but the failure to make any adjustment would have the effect of depriving Holders of the benefit of all or a portion of the conversion rights in respect of any Convertible Note in accordance with the essential intent and principles of this Section 12.04, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 12.04 necessary to preserve, without dilution, such conversion rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. As used herein, an "Independent Financial Expert" is a firm (A) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (B) which, in the judgment of the Board of Directors, is otherwise independent and qualified to perform the task for which it is to be engaged.

          (ii) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Convertible Notes, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders thereof against dilution or other impairment.
     Without limiting the generality of the foregoing, the Company (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of its Common Stock on the conversion of the Convertible Notes from time to time outstanding and (ii) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of its Common Stock issuable after the action upon the conversion of all of the Convertible Notes would exceed the total number of shares of such Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

          (j) The Company may, but shall not be obligated to, make such reductions in the Conversion Price, in addition to those required by paragraphs
(a), (b), (c), (d) and (e) of this Section, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

          (k) No adjustment in the Conversion Price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (k) would require an increase or decrease of at least 1 percent in the Conversion Price; provided that any adjustments which by reason of this
                         --------
paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (l) Notwithstanding any other provision of this Section 12.04, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock of the Company, and any such purported adjustment shall instead reduce the Conversion Price to such par value. The Company hereby covenants not to take any action to increase the par value per share of its Common Stock.

          (m) In any case in which this Section 12.04 shall require that an adjustment in the Conversion Price be made effective as of or immediately after a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Convertible Note exercised after such record date the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise on the basis of the Conversion Price prior to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 12.03 hereof; provided that the Company shall deliver to
                                  --------
such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares of Common Stock, other Capital Stock and cash upon the occurrence of the event requiring such adjustment.

          (n)  When No Adjustment Required.
               ----------------------------

               (i) No adjustment need be made for a transaction referred to in subsections (a), (b), (c) or (d) of this Section 12.04 if Holders are to participate in the transaction on a basis and with notice that the Board of

     Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock of the Company participate in the transaction.

               (ii) No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock of the Company.

               (iii) No adjustment need to be made in respect of (x) the issuance of any Warrants pursuant to the terms of the Warrant Agreement including Initial Warrants, Senior Note Contingent Warrants and Convertible Note Contingent Warrants or the exercise of any such Warrants.

               (iv) No adjustment need to be made in respect of (x) the issuance of any Additional Warrants or convertible securities pursuant to
     Section 4.15 hereof or the exercise of such Additional Warrants or the conversion of such convertible securities.

               (v) No adjustment need be made in respect of (x) any adjustment in the warrant exercise price of the Warrants being issued pursuant to the Warrant Agreement as contemplated by such Warrant Agreement, (y) any adjustment in the warrant exercise price of the Additional Warrants as contemplated thereby or (z) any adjustment in the conversion price of the convertible securities as contemplated thereby to be issued pursuant to
     Section 4.15 hereof.

     SECTION 12.05  Notice of Adjustments of Conversion Price.  Whenever the
                    -----------------------------------------
Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted Conversion Price in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Convertible Notes pursuant to Section 4.02; and

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be furnished by the Company to the Trustee and mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the Security Register.

     SECTION 12.06  Notice of Certain Corporate Action.  In case:
                    ----------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a Conversion Price adjustment pursuant to paragraph (d) (i) of Section 13.04; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights (excluding shares of Capital Stock or options for Capital Stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of such Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company or any Subsidiary shall commence a tender or exchange offer (other than an exchange offer contemplated by clause (c) above) for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer to change the maximum number of shares being sought or the amount or type of consideration being offered (including by exchange) therefor);

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 4.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Note Register, at least 21 days (or 11 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of its Common Stock of record who will be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of its Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender or exchange offer (other than an exchange offer contemplated by clause (y) above) commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 12.06.

     SECTION 12.07  Company to Reserve Common Stock.  The Company shall at all
                    -------------------------------
times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or out of its Common Stock held in treasury, for the purpose of effecting the conversion of Convertible Notes, the full number of shares of its Common Stock then issuable upon the conversion of all outstanding Convertible Notes.

     SECTION 12.08  Taxes on Conversions.  The Company will pay any and all
                    --------------------
original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Convertible Notes pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Convertible Note or Convertible Notes to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

     SECTION 12.09  Covenant as to Common Stock.
                    ---------------------------

          (a) The Company covenants that all shares of its Common Stock which may be issued upon conversion of Convertible Notes will upon issue be validly issued, fully paid and nonassessable.

          (b) The Company shall from time to time take all action necessary so that the Common Stock which may be issued upon conversion of Convertible Notes, immediately upon their issuance (or, if such Common Stock is subject to restrictions on transfer under the Securities Act, upon their resale pursuant to an effective Convertible Note Shares Shelf Registration Statement), will be listed on the principal securities exchanges, interdealer quotation systems and markets, if any, on which other shares of Common Stock of the Company are then listed or quoted.

     SECTION 12.10  Cancellation of Converted Convertible Notes.  All
                    -------------------------------------------
Convertible Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the

Trustee, which shall dispose of the same as provided in Section 2.10.

     SECTION 12.11  Provisions as to Consolidation, Merger or Sale of Assets.
                    --------------------------------------------------------
In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Convertible Note then outstanding shall have the right thereafter, during the period such Convertible Note shall be convertible as specified in Section 12.01, but subject to Section
12.12 hereof, to convert such Convertible Note only into the kind and amount of securities, cash and other Property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the amount of Common Stock of the Company into which such Convertible Note might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other Property
 --------
receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

                                 ARTICLE XIII

                          SATISFACTION AND DISCHARGE

     SECTION 13.01  Satisfaction and Discharge.  This Indenture shall upon the
                    --------------------------
request of the Company cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Convertible Notes herein expressly provided for, the Company's obligations under Sections 7.07 and 13.04 hereof, and the Company's, the Trustee's and the Paying Agent's obligations under Section 13.03 hereof) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (a)  either

               (i) all Convertible Notes theretofore authenticated and delivered (other than (A) Convertible Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (B) Convertible Notes for whose payment money has been deposited in trust with the Trustee or any Paying Agent and thereafter paid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

               (ii) all such Convertible Notes not theretofore delivered to the Trustee for cancellation

                     (A)  have become due and payable, or

                     (B) will become due and payable at their Stated Maturity within one year, or

                     (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose money or U.S. Government Obligations in an amount sufficient (as certified by an independent public accountant designated by the Company) to pay and discharge the entire indebtedness on such Convertible Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest and Special Interest, if any, to the date of such deposit (in the case of Convertible Notes which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company;

          (c) no Default or Event of Default with respect to the Convertible Notes shall have occurred and be continuing on the date of such deposit and after giving effect to such deposit; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the Company's obligations in Sections 2.03, 2.04, 2.06, 2.07, 2.11, 7.07, 7.08,
13.02, 13.03 and 13.04 and the conversion provisions contained in Article XII and the Trustee's and Paying Agent's obligations in Section 13.03 shall survive until the Convertible Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 13.03 and 13.04 and the Trustee's and Paying Agent's obligations in Section 13.03 shall survive.

     In order to have money available on a payment date to pay principal or interest on the Convertible Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

     SECTION 13.02  Application of Trust Money.  All money deposited with the
                    --------------------------
Trustee pursuant to Section 13.01 shall be held in trust and, at the written direction of the Company, be invested prior to maturity in U.S. Government Obligations, and applied by the Trustee in accordance with the provisions of the Convertible Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium if any) and interest (including Special Interest, if any) for the payment of which money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 13.03  Repayment to the Company.  The Trustee and the Paying Agent
                    ------------------------
shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, that the Company shall have either caused notice of
                 --------
such payment
to be mailed to each Holder of the Convertible Notes entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York, including, without limitation, The Wall Street Journal. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     SECTION 13.04  Reinstatement.  If the Trustee or Paying Agent is unable to
                    -------------
apply any money or U.S. Government Obligations in accordance with Section 13.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and Guarantors' obligations under this Indenture, the Convertible Notes and the Convertible Note Guarantees, if any, shall be revived and reinstated as though no deposit has occurred pursuant to
Section 13.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 13.02; provided that if the Company or the Guarantors have made any payment of
       --------
interest on or principal of any Convertible Notes because of the reinstatement of their obligations, the Company or such Guarantors shall be subrogated to the rights of the Holders of such Convertible Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE XIV

                                 MISCELLANEOUS

     SECTION 14.01.  Trust Indenture Act Controls.  If and to the extent that
                     ----------------------------
any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control. If any provisions of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     SECTION 14.02.  Notices.  Any notice or communication shall be in writing
                     -------
and delivered in person or mailed by first class mail, postage prepaid, addressed as follows: if to the Company: United USN, Inc., 10 South Riverside Plaza, Suite 410, Chicago, Illinois 60606-3709, Attention: Ronald W. Gavillet, with a copy to Skadden, Arps, Slate, Meager & Flom, 333 West Wacker Drive,

Chicago, Illinois 60606, Attention: Gary P. Cullen; if to the Trustee: Harris Trust and Savings Bank, 311 West Monroe, Chicago, Illinois 60606, Attention:
Indenture Trustee Administration.

     The Company or the Trustee, by notice to the other, many designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder shall be sent to the Holder by first class mail, postage prepaid, at the Holder's address as it appears in the Security Register and shall be duly given if so sent within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed to the Company, the Trustee or a Holder in the manner provided above, it is duly given, whether or not the addressee receives it, but shall not be effective in the case of the Trustee unless it is actually received. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail to Holders, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 14.03.  Certificate and Opinion as to Conditions Precedent.  Upon
                     --------------------------------------------------
any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee: (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 14.04.  Statements Required in Certificate or Opinion.  Each
                     ---------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.12 hereof) shall include: (a) a statement that the individual making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such individual, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     SECTION 14.05.  Communications by Holders with Other Holders.  Holders may
                     ---------------------------------------------
communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Convertible Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

     SECTION 14.06.  Rules by Trustee, Paying Agent and Registrar.  The Trustee
                     ---------------------------------------------
may make reasonable rules for action by or a meeting of Holders, and any Registrar and Paying Agent may make reasonable rules for their functions; provided that no such rule shall conflict with terms of this Indenture or the
--------
Trust Indenture Act.

     SECTION 14.07.  Payments on Business Days.  If a payment hereunder is
                     -------------------------
scheduled to be made on a date that is not a Business Day, payment shall be made on the next succeeding date that is a Business Day, and no interest shall accrue with respect to that payment during the intervening period. If a regular record date is a date that is not a Business Day, such record date shall not be affected.

     SECTION 14.08.  Governing Law.  THIS INDENTURE AND THE CONVERTIBLE NOTES
                     -------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

     SECTION 14.09.  No Recourse Against Others.  No director, officer,
                     --------------------------
employer, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Convertible Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Convertible Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Convertible Note to such Holder.

     SECTION 14.10.  Successors.  All agreements of the Company in this
                     ----------
Indenture and the Convertible Notes shall bind its successors and assigns whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether so expressed or not.

     SECTION 14.11.  Counterparts.  This Indenture may be executed in any
                     ------------
number of counterparts and by the parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 14.12.  Table of Contents; Headings.  The table of contents, cross-
                     ---------------------------
reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of

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

reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms of provisions hereof.

     SECTION 14.13.  Severability.  In case any provision in this Indenture or
                     ------------
in the Convertible Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 14.14.  Further Instruments and Acts.  Upon request of the Trustee,
                     ----------------------------
the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     SECTION 14.15.  Independent Covenants.  Each covenant contained in this
                     ---------------------
Indenture is intended by the parties to be a separate and independent covenant, the compliance or noncompliance with such to be determined independently and without regard to whether the Company or a Restricted Subsidiary is in compliance with another covenant contained in this Indenture.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              UNITED USN, INC.



                              By______________________________
                              Name: J. Thomas Elliott
                              Title: President,
                                     Chief Executive Officer
                                     and Chief Operating Officer


[Corporate Seal]

Attest

----------------------


                              HARRIS TRUST AND SAVINGS BANK,
                                as Trustee



                              By________________________________
                              Name:
                              Title:


[Corporate Seal]

Attest

----------------------

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

STATE OF NEW YORK             )
                              )     SS.:
COUNTY OF NEW YORK            )


     On the ___ day of September, 1996, before me personally came J. Thomas Elliott, to me known, who being by me duly sworn, did depose and say that he is President, Chief Executive Officer and Chief Operating Officer of United USN, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                   _________________________________
                                   Notary Public

                                   State of New York
                                   My commission expires

[Seal]

STATE OF NEW YORK             )
                              )     SS.:
COUNTY OF NEW YORK            )


     On the ___ day of September, 1996, before me personally came Joseph McFaddden, to me known, who being by me duly sworn, did depose and say that he is Vice President of Harris Trust and Savings Bank, the Trustee described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                   _________________________________
                                   Notary Public

                                   State of New York
                                   My commission expires

[Seal]

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